UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])

Filed by the Registrant    [X ]
Filed by a Party other than the Registrant    [  ]


Check the Appropriate Box:

[  ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Sec. 240.14a-12


              -----------------------------------------------------
                             C&D TECHNOLOGIES, INC.
              -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)



              -----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which
         transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
         O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

C&D TECHNOLOGIES, INC.                                 1400 Union Meeting Road
POWER SOLUTIONS                                        P.O. Box 3053
                                                       Blue Bell, PA  19422-0858
                                                       Telephone (215)619-2700
                                                       Fax (215)619-7840




                                                May 25, 2000


Dear Stockholder:


     We cordially invite you to attend the Annual Meeting of Stockholders of C&D Technologies, Inc. to be held on Tuesday, June 27, 2000, at 10:00 A.M., at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania. Your Board of Directors and management look forward to personally greeting you there.


     Whether or not you plan to attend, your shares will be represented and voted at the Annual Meeting if you promptly complete, sign, date and return the enclosed proxy card in the envelope we have provided.


     We thank you for your cooperation and continued support.


                                                Sincerely,

                                                /s/ William Harral, III
                                                -----------------------

                                                WILLIAM HARRAL, III
                                                Chairman of the Board

                             C&D TECHNOLOGIES, INC.
                             1400 Union Meeting Road
                          Blue Bell, Pennsylvania 19422

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 27, 2000
                                  -------------


     The Annual Meeting of Stockholders of C&D Technologies, Inc. ("C&D") will be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania, on Tuesday, June 27, 2000, at 10:00 A.M., for the following purposes:

     1.   To elect directors of C&D for the ensuing year.

     2. To approve the C&D Technologies, Inc. Amended and Restated 1998 Stock Option Plan, including an increase in the number of shares of Common Stock that C&D can issue pursuant to stock options and stock grants to eligible participants from 600,000 shares to 1,500,000 shares of Common Stock.

     3. To approve the C&D Technologies, Inc. Executive Stock Purchase Loan Program, authorizing the extension of loans to executive officers so as to permit them to comply with the C&D executive stock ownership guidelines.

     4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for C&D for the fiscal year ending January 31, 2001.

     5. To transact such other business as may properly come before the meeting and any adjournments of the meeting.

     Stockholders of record at the close of business on May 9, 2000 will be entitled to vote at the meeting.

     If you are unable to be present personally, please sign and date the enclosed proxy, which is being solicited by the Board of Directors, and return it promptly in the enclosed envelope.

                                                BY ORDER OF THE BOARD
                                                OF DIRECTORS

                                                /s/ Linda R. Hansen
                                                -------------------

                                                LINDA R. HANSEN
                                                Secretary


May 25, 2000

                             C&D TECHNOLOGIES, INC.

                             1400 Union Meeting Road
                          Blue Bell, Pennsylvania 19422

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 27, 2000


     Your proxy is solicited by and on behalf of the Board of Directors of C&D Technologies, Inc. ("C&D", "we" or "our") to be used at the Annual Meeting of Stockholders to be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania, on Tuesday, June 27, 2000 at 10:00 A.M., and at any adjournment of the meeting. The following questions and answers provide important information about the Annual Meeting and this Proxy Statement.

What am I voting on?
--------------------

     o    Election of Directors
     o Approval of the Amended and Restated 1998 Stock Option Plan, including increasing the number of shares of Common Stock issuable under the plan from 600,000 to 1,500,000
     o    Approval of the Executive Stock Purchase Loan Program
     o Ratification of the appointment of PricewaterhouseCoopers LLP as C&D's independent accountants for the fiscal year ending January 31, 2001

Who is entitled to vote?
------------------------

     Stockholders as of the close of business on May 9, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held on the Record Date.

How do I vote?
--------------

     You should sign and date each proxy you receive and return it in the enclosed, self-addressed envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the election of the eight directors, FOR the approval of the Amended Restated 1998 Stock Option Plan, FOR the approval of the Executive Stock Purchase Loan Program and FOR the ratification of the independent accountants.

How are proxies solicited?
--------------------------

     C&D will bear the cost of the solicitation of proxies. We will make solicitations initially by first class mail; however, officers and regular employees of C&D may solicit proxies personally or by telephone or the internet. We will not compensate those persons specifically for these services. C&D has agreed to pay Georgeson Shareholder Communications Inc. $7,000 plus expenses to assist in soliciting proxies from banks, brokers and nominees. C&D will reimburse brokers, banks, custodians, nominees and fiduciaries holding shares of Common Stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of these shares.

     We are mailing this Proxy Statement to stockholders on or about May 25, 2000.

How should I sign the proxy?
----------------------------

     You should sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If you hold the stock in custody for a minor (for example, under the Uniform Transfers to Minors Act), you should sign your own name as custodian, not the name of the minor. If you hold the stock in joint ownership with another person or persons, one owner may sign on behalf of all the owners.

May I revoke my proxy?
----------------------

     You have the right to revoke  your proxy at any time  before the meeting by
(1) delivering a written revocation to the Secretary of C&D or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

What does it mean if I receive more than one proxy card?
--------------------------------------------------------

     If you hold shares registered in more than one account, you will receive a proxy card for each account. You should sign and return all proxies so that all your shares will be voted.

Who will count the votes?
-------------------------

     Representatives of ChaseMellon Shareholder Services, L.L.C., C&D's transfer agent, will tabulate the votes and act as independent inspectors for the election.

What constitutes a quorum?
--------------------------

     We are required to have a quorum to hold the Annual Meeting. A quorum is a majority of the outstanding shares, present or represented by proxy. As of the Record Date, 13,095,652 shares of Common Stock were issued and outstanding. Abstentions and broker non-votes (which we define below) are counted as if stockholders were present for purposes of determining whether a quorum is present at the meeting.

How many votes are needed for the approval of each item?
--------------------------------------------------------

     There are differing requirements for the approval of the proposals. Voting in the election of directors is not cumulative; directors will be elected by a plurality of the votes cast at the Annual Meeting, which means that the eight nominees with the most votes will be elected directors. We will count only votes cast for a nominee. Accordingly, abstentions and broker non-votes are not counted for purposes of voting in the election of directors. Your proxy will be voted FOR the eight nominees described in this proxy statement unless you instruct us to the contrary in your proxy.

     The proposal to approve the Amended and Restated 1998 Stock Option Plan, the proposal to approve the Executive Stock Purchase Loan Program, the proposal to ratify the appointment of the independent accountants and any other business that may properly come before the meeting and adjournments of the meeting requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item. Shares represented by a properly executed proxy marked "abstain" with respect to any such item will not be voted for such item, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. Broker non-votes are not counted for purposes of determining whether a proposal has been approved. For purposes of the requirements of the New York Stock Exchange, the total vote cast on the proposal to approve the Amended and Restated 1998 Stock Option Plan and the proposal to approve the Executive Stock Purchase Loan Program must represent over 50% in interest of the outstanding shares of Common Stock.

Votes cast for, against or abstain will be counted, and broker non-votes will not be counted, for purposes of determining whether this requirement is satisfied.

What is a "broker non-vote"?
----------------------------

     A "broker non-vote" occurs when a stockbroker submits a proxy that does not indicate a vote for a proposal because the stockbroker has not received instructions from the beneficial owners on how to vote on the proposal and does not have the authority to vote without instructions.

What percentage of C&D Common Stock do directors and executive officers own?
----------------------------------------------------------------------------

     Together, our directors and executive officers owned approximately 1.3% of our Common Stock on March 31, 2000. We have provided you with details on pages 6 and 7.

Who are the largest stockholders?
---------------------------------

     As of March 31, 2000, Westport Asset Management, Inc. owned 1,455,000 shares (or 11.1%); FMR Corp. owned 925,400 shares (or 7.1%); Paradigm Capital Management, Inc. owned 841,375 shares (or 6.4%); and J. L. Kaplan Associates, LLC owned 734,945 shares (or 5.6%). See page 5 for details.

What is the deadline  for  submitting  stockholder  proposals at our 2001 annual
--------------------------------------------------------------------------------
meeting?
--------

     Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the Securities and Exchange Commission ("SEC"), wishes to submit a proposal for inclusion in C&D's proxy statement for its 2001 annual meeting of stockholders must deliver such proposal in writing to C&D's Secretary at C&D's principal executive offices at the address at the front of this proxy statement no later than January 25, 2001.

     Pursuant to Section 11(a) of C&D's By-laws, as amended in February 2000, if a stockholder wishes to present at C&D's 2001 annual meeting of stockholders (i) a proposal relating to nominations for and election of directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the stockholder must comply with the provisions relating to stockholder proposals set forth in C&D's By-laws, which are summarized below. Written notice of any such proposal containing the information required under C&D's By-laws, as described herein, must be delivered in person, by first class, United States mail, postage prepaid or by reputable overnight delivery service to C&D's Secretary at C&D's principal executive offices at the address at the front of this proxy statement during the period commencing on January 25, 2001 and ending on February 26, 2001.

     A written proposal of nomination for a director must set forth (a) the name and address of the stockholder who intends to make the nomination (the "Nominating Stockholder"), (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five years, (d) the number of shares of capital stock of C&D beneficially owned within the meaning of SEC Rule 13d-3 by each person so proposed and the earliest date of acquisition of any such capital stock, (e) a description of any arrangement or understanding between each person so proposed and the Nominating Stockholder with respect to such person's proposal for nomination and election as a director and actions to be proposed or taken by such person as a director, (f) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (g) such other information regarding each such person as would be required under the proxy solicitation rules of the SEC if proxies were to be solicited for the election as a director of each person so proposed. The candidates nominated by stockholders for election as a member of C&D's Board of Directors who will be eligible to be considered or acted upon for election at the 2001 annual meeting will be those nominated in accordance with the By-law provisions summarized in this section, and any stockholder nominee not nominated in accordance with such provisions will not be considered or acted upon for election as a director at such meeting of stockholders.

     A stockholder proposal relating to a matter other than a nomination for election as a director must set forth information regarding the matter equivalent to the information that would be required under the proxy solicitation rules of the SEC if proxies were solicited for stockholder consideration of the matter at a meeting of stockholders. Only stockholder proposals submitted in writing in accordance with the By-law provisions summarized above will be eligible for presentation at the 2001 annual meeting of stockholders, and any matter not submitted to C&D's Board of Directors in accordance with such provisions will not be considered or acted upon at such meeting.

                             PRINCIPAL STOCKHOLDERS
                             ----------------------

     As of March 31, 2000, the persons listed in the following table were the only persons known to us (based on information set forth in Schedules 13G and 13G/A filed with the SEC and written notification) to be the beneficial owners of more than five percent of our outstanding shares of Common Stock.

                                             Shares of
        Name and address of                 Common Stock             Percent
         Beneficial Owner                Beneficially Owned          of Class
------------------------------------     ------------------          --------

Westport Asset Management, Inc. (1)........   1,455,000                11.1%
253 Riverside Avenue
Westport, Connecticut  06880

FMR Corp. (2)..............................     925,400                 7.1%
82 Devonshire Street
Boston, Massachusetts  02109

Paradigm Capital Management, Inc. (3)......     841,375                 6.4%
9 Elk Street
Albany, New York 12207

J. L. Kaplan Associates, LLC (4)...........     734,945                 5.6%
222 Berkeley Street
Suite 2010
Boston, Massachusetts  02116


--------------------

  (1) Based on the Schedule 13G/A, dated February 16, 2000, filed by Westport Asset Management, Inc. This party has sole voting and dispositive power with respect to 145,400 shares, shared voting power with respect to 1,092,600 shares and shared dispositive power with respect to 1,309,600 shares listed opposite its name in the table.

  (2) Based on written notification from FMR Corp. dated April 18, 2000. This party has sole voting power with respect to 398,900 shares and sole dispositive power with respect to all the shares listed opposite its name in the table.

  (3) Based on the Schedule 13G/A, dated February 2, 2000, filed by Paradigm Capital Management, Inc. This party has sole voting power with respect to 122,900 shares and sole dispositive power with respect to all the shares listed opposite its name in the table.

  (4) Based on the Schedule 13G, dated January 26, 2000, filed by J. L. Kaplan Associates, LLC. This party has sole voting power with respect to 548,300 shares and sole dispositive power with respect to all the shares listed opposite its name in the table.

                              ELECTION OF DIRECTORS
                              ---------------------

     At the Annual Meeting of Stockholders, you will be electing the entire Board of Directors. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. However, if any nominee should become unable to serve as a director for any reason, the named proxies will vote for a substitute nominee designated by the Board of Directors or, if none is so designated, will vote according to their judgment.


                                   MANAGEMENT
                                   ----------

     Directors are elected annually to serve until the next annual meeting of stockholders and until their successors have been elected or until their retirement at age 70 pursuant to the provisions of the charter of the Corporate Governance Committee. Officers are elected by and serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers. The following table sets forth, as of March 31, 2000, information regarding nominees for directors and executive officers of C&D, including their beneficial ownership of Common Stock of C&D.



                                                                                Shares of Common
                                                                               Stock Beneficially   Percent
                                              Positions and Offices               Owned as of       of Class
     Nominees for Directors                         with C&D               Age   March 31, 2000       (6)
--------------------------------         --------------------------------  --- ------------------   --------


William Harral, III (1)(2)(3)(4)....     Chairman of the Board              60         16,423          *
Wade H. Roberts, Jr. (1)(4).........     President, Chief Executive         53         19,337          *
                                          Officer and Director
Adrian A. Basora (1)(5).............     Director                           61          1,436          *
Peter R. Dachowski (1)(2)...........     Director                           51            851
Kevin P. Dowd (1)(2)(3).............     Director                           51          6,290
Pamela S. Lewis (1)(5)..............     Director                           43          5,017          *
George MacKenzie (1)(5).............     Director                           51          3,003
John A. H. Shober (1)(4)(5).........     Director                           66          9,017          *

      Executive Officers who
        are not Directors
--------------------------------

Kathryn R. Bullock..................     Vice President - Technology        54             48          *
Charles R. Giesige, Sr. (1).........     Vice President and General         44          1,667          *
                                          Manager - Dynasty Division
Linda R. Hansen.....................     Vice President, General Counsel    52          1,400          *
                                          and Corporate Secretary
Apostolos T. Kambouroglou (1).......     Vice President - Operations        57         50,267          *
Stephen E. Markert, Jr. (1).........     Vice President - Finance and       48         40,401          *
                                          Chief Financial Officer
Robert T. Marley (1)................     Treasurer                          47          3,667          *
John J. Murray, Jr..................     Vice President and General         56          1,050          *
                                          Manager - Motive Power Division
Bernie Radecki (1)..................     Vice President and General         61          3,867          *
                                          Manager - Powercom Division
John C. Rich........................     Vice President and General         62              4          *
                                          Manager - Power Electronics
                                          Division
Mark Z. Sappir (1)..................     Vice President - Human Resources   47          2,716          *



                                                                                Shares of Common
                                                                               Stock Beneficially   Percent
                                              Positions and Offices               Owned as of       of Class
     Nominees for Directors                         with C&D               Age   March 31, 2000       (6)
--------------------------------         --------------------------------  --- ------------------   --------


John A. Velker......................     Vice President - Corporate         47            133          *
                                          Development
All directors and executive
 officers as a group (19 persons)...                                                  166,594          1.3%
--------------------

     *    Less than 1% of outstanding shares of Common Stock

     (1) The figures for shares of Common Stock beneficially owned as of March 31, 2000 include fully vested and presently exercisable options, and options that will vest within 60 days after such date, to purchase (a) 4,000 shares for each of Messrs. Harral, Dowd and Shober and Dr. Lewis; 1,167 shares for Mr. Basora; 708 shares for Mr. Dachowski; and 2,000 shares for Mr. MacKenzie, (b) 8,333 shares for Mr. Roberts, (c) 1,667 shares for Mr. Giesige, (d) 32,267 shares for Mr. Kambouroglou,
          (e) 32,333 shares for Mr.  Markert,  (f) 3,667 shares for Mr.  Marley,
          (g) 3,867 shares for Mr. Radecki and (h) 1,667 shares for Mr. Sappir. Glenn M. Feit was a director of C&D until his May 23, 2000 retirement at C&D's normal retirement age for board members. Mr. Feit beneficially owned, as of March 31, 2000, 7,017 shares of Common Stock, of which 4,000 shares represented exercisable options to purchase such shares.

     (2)  Member of the Compensation Committee.

     (3)  Member of the Stock Option Subcommittee of the Compensation Committee.

     (4)  Member of the Corporate Governance Committee.

     (5)  Member of the Audit Committee.

     (6) Based upon shares outstanding as of March 31, 2000. In determining Percent of Class, the number of shares outstanding includes shares issuable to the specific director, officer or group identified in the table, on exercise of stock options within 60 days of the calculation date, but no other shares issuable on exercise of stock options.

     William Harral, III has been a director of C&D since July 1996 and Chairman of the Board since April 1999. He is currently Executive-In-Residence at LeBow College of Business, Drexel University in Philadelphia, Pennsylvania. From June 1997 to December 1999, Mr. Harral served as Senior Counselor for The Tierney Group, a strategic communications company. He was President and Chief Executive Officer of Bell Atlantic - Pennsylvania, Inc. (formerly Bell of Pennsylvania) from 1994 to March 1997. Mr. Harral also served as a director of Bell Atlantic - Pennsylvania, Inc. and serves on the board of The Bryn Mawr Trust Company, a commercial bank.

     Wade H. Roberts, Jr. has been President and Chief Operating Officer since joining C&D in October 1998 and became Chief Executive Officer in April 1999. Prior to joining C&D, Mr. Roberts was Vice President and Group Executive of IDEX Corporation and President of its Hale Products, Inc. subsidiary, a manufacturer of vehicle mounted fire pumps and the "Jaws of Life (TM)," from 1994 to 1998.

     Adrian A. Basora has been a director of C&D since November 1999. He has been President of the Eisenhower Exchange Fellowships, an international leadership organization, since June 1996. From 1992 to 1995 he was a U.S.
Ambassador to the Czech Republic, and served as National Security Council Director for European Affairs at the White House from 1989 to 1991. Mr. Basora is a Governor of the Philadelphia Stock Exchange and is affiliated with the Foundation for a Civil Society, the Foreign Policy Research Institute and the Council on Foreign Relations.

     Peter R. Dachowski has been a director of C&D since February 2000. He has been President of Isover, the worldwide Insulation Division of Compagnie de Saint-Gobain ("Saint-Gobain") since 1996. He was, from 1994 to 1996, Executive Vice President of Saint-Gobain's subsidiary, CertainTeed Corporation, responsible for both exterior building products and insulation activities, following a series of financial and operating positions with CertainTeed, including Vice President and Treasurer, Division President and Group Vice President. He currently serves as Chairman or member of a number of supervisory boards of various European and South American affiliates of Saint-Gobain, two of which had shares traded on the Frankfurt and Mexico City exchanges. He is an international trustee of International House of Philadelphia.

     Kevin P. Dowd has been a director of C&D since January 1997. He has been a director, President and Chief Executive Officer of Checkpoint Systems, Inc. ("Checkpoint"), a manufacturer and supplier of electronic security systems for retail and commercial customers, since January 1995. Mr. Dowd was President and Chief Operating Officer of Checkpoint from 1993 to 1995 and prior to that he served as the Executive Vice President of Checkpoint. Mr. Dowd is also a director of Holy Redeemer Health System and MAB Paints, Inc.

     Pamela S. Lewis has been a director of C&D since June 1998. Dr. Lewis recently accepted a position as Dean of the McColl School of Business at Queen's College located in Charlotte, North Carolina, which will commence on June 1, 2000. Since June 1997, she was a Professor of Management and Dean of the LeBow College of Business, Drexel University in Philadephia, Pennsylvania. Prior to her association with Drexel University, Dr. Lewis served as Chair of the Department of Management at the University of Central Florida from 1987 to 1997. Her professional specialization is in the field of strategic planning, with a particular emphasis on competitive and marketing strategy. Dr. Lewis is also a director of Charming Shoppes, Inc. and the Nobel Learning Communities.

     George MacKenzie has been a director of C&D since April 1999. He has been Executive Vice President and Chief Financial Officer of Hercules, Incorporated, a specialty chemical company, since 1999, having previously served as its Senior Vice President and Chief Financial Officer from 1996 to 1999, its Vice President and Chief Financial Officer from 1995 to 1996 and its Vice President and Treasurer from 1991 to 1995. Previously, Mr. MacKenzie held various corporate accounting positions at Hercules, Incorporated. He serves on the Board of Trustees of the Medical Center of Delaware and OperaDelaware and is a member of the Investment Committee and Accounting Advisory Board at the University of Delaware. Mr. MacKenzie is also a member of both the American and the Pennsylvania Institutes of Certified Public Accountants. He is a director of Hercules Incorporated.

     John A. H. Shober has been a director of C&D since July 1996. He has been a director of Penn Virginia Corporation, a natural resources company, since 1989, and was Vice Chairman of its board of directors from 1992 to 1996, and President and Chief Executive Officer from 1989 to 1992. Mr. Shober is also a director of Airgas, Inc., Anker Coal Group, Inc., Ensign-Bickford Industries, Inc., First Reserve Corporation, Hercules, Inc., MIBRA GmbH, and several other organizations including The Eisenhower Exchange Fellowships.

     Kathryn R. Bullock was appointed Vice President - Technology in December 1999. Prior to joining C&D, Dr. Bullock was employed by Medtronic, Inc., a manufacturer of medical devices, as a Product Development Manager from 1996 to 1999. Dr. Bullock held the position of Technical Manager at AT&T Bell Laboratories, a telecommunications services and equipment manufacturer, from 1991 to 1996. Prior to 1991, she was Manager, Chemical Research for Johnson Controls, Inc.

     Charles R. Giesige, Sr. was appointed Vice President and General Manager - Dynasty Division in March 1999. Prior to joining C&D, Mr. Giesige spent 15 years with Johnson Controls, Inc., a Fortune 200 global company and a leading supplier of automotive seating, interiors, batteries and facility management and control systems. In that time he held numerous financial and senior level management positions, including General Manager of the Specialty Battery Division.

     Linda R. Hansen was appointed Vice President, General Counsel and Corporate Secretary in June 1999. Prior to joining C&D, Ms. Hansen held the positions of Vice President, General Counsel and Secretary of BetzDearborn, Inc., a supplier of advanced engineered chemical treatment programs for water, wastewater and process systems, from July 1997 through October 1998. Ms. Hansen previously held the position of Senior Vice President, General Counsel of Fisher Scientific Company, the successor in interest of Curtin Matheson Scientific, Inc., from 1995 through 1997, and Vice President, General Counsel and Secretary of Curtin Matheson Scientific, Inc., a manufacturer and distributor of laboratory chemicals, supplies and equipment, from 1987 through 1995.

     Apostolos T. Kambouroglou was appointed Vice President - Operations effective November 1997. He held the title of Vice President and General Manager
- Motive Power Systems from February 1995 until November 1997. He joined C&D in March 1991 as Plant Manager of the Conyers, Georgia plant, and subsequently held the positions of Senior Director - Standby Operations and Vice President - Operations, C&D Powercom.

     Stephen E. Markert, Jr. was appointed Vice President - Finance and Chief Financial Officer in February 1995. He joined C&D in May 1989 as Corporate Controller.

     Robert T. Marley was appointed Treasurer of C&D in August 1995. He joined C&D in 1991 as Manager of Treasury Services.

     John J. Murray, Jr. was appointed Vice President and General Manager - Motive Power Division in October 1997. Mr. Murray was the Principal of J. J. Murray Associates, a marketing and management consultancy serving Fortune 500 clients, from 1993 to 1995, Vice President of Marketing and Sales for Gordon Wahls Company, a national executive search company, from 1995 to 1996 and Senior Consultant for Right Management Consultants, a global management consulting firm, from 1996 to 1997.

     Bernie Radecki was appointed Vice President and General Manager - Powercom Division in June 1999. Prior to that assignment, he was Vice President - Sales for the Powercom Division from October 1998 to June 1999. He joined C&D in August 1994 as the Leola Plant manager and has subsequently held the positions of Vice President Combined Operations of the Power Electronics Division from December 1996 to October 1998 and Vice President of Business Development for the Powercom Division.

     John C. Rich was appointed Vice President and General Manager - Power Electronics Division in February 2000. Prior to joining C&D, Dr. Rich was employed by the Raytheon Systems Company, a manufacturer of defense electronics, where he served as Director of Directed Energy Programs from January 1999 to January 2000. Dr. Rich served in the capacity of President of Hughes Danbury Optical Systems, Inc. (renamed Raytheon Optical Systems, Inc. in December 1997), a subsidiary of the Raytheon Systems Company, from 1989 to 1999.

     Mark Z. Sappir was appointed Vice President - Human Resources in July 1998. From 1988 through 1998, he held a series of senior level human resources positions within both operating units and the corporate headquarters of Bayer Corporation, a multinational chemical, healthcare product and imaging technology company.

     John A. Velker was appointed Vice President - Corporate Development in November 1999. From 1996 to 1998, Mr. Velker was with Dominion Group Limited, an investment banking and merchant banking firm focusing on telecommunications, first as Vice President, and later as Senior Vice President. From 1992 to 1995, he served as Vice President of Penn Hudson Financial Group, an investment banking and corporate restructuring firm and was Assistant Vice President with the regional investment banking firm of Legg Mason Wood Walker from 1988 to 1992.

     The Board of Directors has established a Compensation Committee (including a Stock Option Subcommittee), an Audit Committee and a Corporate Governance Committee. The Compensation Committee reviews the compensation of executives (including awards pursuant to our Incentive Compensation Plan) and through its Stock Option Subcommittee administers our Stock Option Plans. The Audit Committee, which is comprised of directors who are not officers or employees of C&D, reviews the scope of the independent audit, our year-end financial statements and such other matters relating to our financial affairs as its members deem appropriate. The Corporate Governance Committee identifies and evaluates candidates for election as members of the Board of Directors. It will consider nominees recommended by stockholders in writing in accordance with the Company's By-laws. See page 3 for details.

     The Board of Directors held four regular meetings and two special meetings during the year ended January 31, 2000. The Compensation Committee held four meetings, the Audit Committee and Corporate Governance Committee each held three meetings and the Stock Option Subcommittee held two meetings. During the last fiscal year, none of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board of Directors on which such director served during such year.

                             EXECUTIVE COMPENSATION
                             ----------------------

                           Summary Compensation Table
                           --------------------------

     The following table sets forth information concerning annual and long-term compensation we paid for each of the last three fiscal years to our President and Chief Executive Officer, our former Chairman of the Board/Chief Executive Officer, and our four other most highly compensated executive officers as of January 31, 2000, whose total annual salary and bonus from C&D for the year then ended exceeded $100,000.

                                                                                    Long Term
                                                     Annual Compensation           Compensation
                                                     -------------------           ------------

                                                                                     Securities
                                                                                     Underlying          All
                                                                                       Options          Other
         Name and                  Fiscal         Salary (1)       Bonus (2)         Granted (3)   Compensation (4)
    Principal Position              Year             ($)              ($)               (#)              ($)
------------------------------     ------         ----------       ---------         -----------   ----------------

Wade H. Roberts, Jr.                2000          $337,539         $164,588            25,000        $     583
  President and Chief               1999            76,320          110,000            25,000            --
  Executive Officer                 1998             --               --                --               --

Alfred Weber                        2000           178,321           42,027             --             545,558 (6)
  Former Chairman of the Board      1999           464,220          260,000            30,000            5,117
  and Former Chief                  1998           430,161          294,800            24,000          107,035 (7)
  Executive Officer (5)

Linda R. Hansen                     2000           104,115           96,200            10,000            --
  Vice President, General           1999             --               --                --               --
  Counsel and Corporate             1998             --               --                --               --
  Secretary

Leslie S. Holden                    2000           199,679 (9)       58,594             7,200            4,483
  Former Vice President -           1999           164,033           59,200             6,500            4,484
  Battery Technology (8)            1998           158,499           60,800             8,400            4,242

Stephen E. Markert, Jr.             2000           173,353           67,645            10,000            5,033
  Vice President -                  1999           162,029           59,000            10,000            5,060
  Finance and Chief                 1998           145,921           66,000             9,000            4,773
  Financial Officer

Larry W. Moore                      2000           154,184           49,088             3,000            5,033
  Former Vice President, Strategic  1999           148,366           53,300            12,000            5,033
  Business Alliances (10)           1998           140,188           60,500            28,000           15,249 (11)

 -------------------

 (1) Does not include the value of certain personal benefits. The estimated value of those personal benefits for each listed officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus paid to that officer for the relevant fiscal year.

 (2) Represents incentive compensation under our Incentive Compensation Plan, plus a $50,000 signing bonus received by Ms. Hansen in fiscal 2000.

                                          (footnotes continue on following page)
                                       11

 (3) All share data has been adjusted to reflect C&D's two-for-one stock split, effected in the form of a 100% stock dividend on July 24, 1998, where appropriate.

 (4) Represents employer matching contributions under our Savings Plan.

 (5) Chairman of the Board and Chief Executive Officer through March 31, 1999.

 (6) Includes  $470,054 related to severance  payments paid during the period of
     April  1999  through   March  2000  and  $72,071  of  payments   under  the
     Supplemental Executive Retirement Plan paid during fiscal 2000.

 (7) Includes $102,168 paid to Mr. Weber in fiscal 1998 to reimburse him, on an after tax basis, for interest on a promissory note. On April 30, 1996, Mr. Weber exercised an option to purchase 110,000 (220,000 after adjustment for stock split) shares of Common Stock at $6.04 per share, pursuant to an Option Agreement dated May 30, 1989, as amended. We loaned Mr. Weber $1,057,138 to pay the tax withholding on the exercise of that option, evidenced by a secured promissory note, bearing interest at 5.33% per annum payable annually, and due on April 29, 1997, subject to extension until April 29, 1999 at the option of Mr. Weber. Mr. Weber extended the note on April 29, 1997 until April 29, 1999, but repaid it in full on April 29, 1998.

 (8) Vice President - Battery Technology through his retirement on February 1, 2000 (See Other Executive Employment Agreements).

 (9) Includes $30,975 of accrued vacation payments to Dr. Holden in fiscal 2000.

(10) Vice President, Strategic Business Alliances through February 29, 2000 (See Other Executive Employment Agreements).

(11) Includes $14,782 relocation and tax gross-up  reimbursement in fiscal 1998.
---------------


Employment Agreements
---------------------

     Wade H. Roberts, Jr.
     --------------------

     We entered into an employment agreement with Mr. Roberts as of October 22, 1998, which was amended and restated as of March 31, 2000. The agreement provides for a current base salary of not less than $400,000 per year, as may be adjusted from time to time by the Board of Directors. The initial term of the employment agreement terminates October 21, 2000, but the term is renewed automatically for successive terms of one year each unless either we or Mr.
Roberts provides at least 90 days' prior written notice to the other of termination. In addition to base salary, the agreement provides that Mr. Roberts may participate in our employee benefit plans and programs, including our Supplemental Executive Retirement Plan, our stock option plans and our Incentive Compensation Plan. The agreement provides that Mr. Roberts' targeted bonus for the fiscal year ended January 31, 2000 is 40% of his base salary paid for the portion of the year prior to the time he became our chief executive officer and 50% of his base salary for the portion of the year after his promotion, subject to achievement of targeted objectives. Mr. Roberts is subject to covenants under the agreement relating to non-competition, confidentiality and proprietary information.

     The   employment   agreement   provides  the  following  in  the  event  of
termination:

     o In the event of termination by reason of death or disability, we have agreed to continue paying his base salary for 180 days after the termination date. In the case of disability, after this period Mr. Roberts would be entitled to any amounts due and owing pursuant to any disability policy sponsored or made available by us to the extent he qualifies under the terms of the policy.

     o Upon termination for any reason other than pursuant to a change of control, Mr. Roberts will be entitled to his base salary through the date of termination, any bonus earned pursuant to any applicable incentive compensation or bonus plan but not yet paid for the fiscal year ended prior to termination, a prorated bonus for the fiscal year in which termination occurs equal to the bonus of the prior year times the percentage of the year completed, and accrued vacation pay, except that in the event of termination for cause, as defined in the agreement, Mr. Roberts would not be entitled to receive a prorated bonus.

     o If we terminate Mr. Roberts' employment for any reason other than cause, in addition to the benefits described in the previous paragraph, we will pay Mr. Roberts his base salary for a period of one year after termination and other benefits stated in the agreement. Also, upon a termination of this type as well as a termination by us pursuant to a non-renewal notice, any unvested stock options that would otherwise have vested within one year from the date of termination will vest immediately on the termination date and become exercisable for 90 days after the date of termination.

     Upon termination by us after a "change of control" or by Mr. Roberts for "good reason," as those terms are defined in the employment agreement, Mr. Roberts will receive the following:

     o a lump-sum payment equal to all accrued obligations, consisting of his base salary through the date of termination, any bonus earned pursuant to any applicable incentive compensation or bonus plan but not yet paid for the fiscal year ended prior to termination, a prorated bonus for the fiscal year in which termination occurs equal to the bonus of the prior year times the percentage of the year completed, and accrued vacation pay;

     o a lump-sum payment of an amount equal to three years of his base salary;

     o a lump-sum payment of an amount equal to three of his annual incentive bonuses, as described in the agreement;

     o continued participation for three years after the termination date in all health, medical and similar benefit plans in which he was participating immediately prior to the date of termination, except for any disability plans;

     o    immediate vesting of all unvested stock options;

     o amounts payable under our Supplement Executive Retirement Plan upon a change of control;

     o    outplacement services;

     o in the event any of these payments cause Mr. Roberts to be subject to an excise tax under the Internal Revenue Code (the "Code"), a grossed-up bonus payment of such amount.

     Other Executive Employment Agreements
     -------------------------------------

     We have also entered into employment agreements with Ms. Hansen and Mr. Markert. Their annual base salaries under these agreements are subject to increase during the course of the year by the Compensation Committee of the Board of Directors. Upon that review, effective April 1, 2000, the base salary of each of Ms. Hansen and Mr. Markert was $200,000 and $187,500. Dr. Holden retired on February 1, 2000. In March 2000, we entered into an employee separation agreement with Mr. Moore, as described below.

     The initial term of Ms. Hansen's employment agreement ends on June 27, 2000 and the agreement thereafter continues on a month-to-month basis unless terminated by the other party on 30 days' prior written notice. Mr. Markert's employment agreement continues on a month-to-month basis, unless terminated by either party on 30 days' prior written notice. The agreements restrict each of Ms. Hansen and Mr. Markert from competing with us during their respective terms and for a period of one year following the person's termination of employment. Each of the agreements also provides that if employment is terminated by us without cause or as a result of the non-renewal of the agreement, we must pay the employee his/her base salary in effect at the date of termination for a one-year period. In the event of termination by reason of death, we have agreed to continue paying the person's base salary for 180 days after the termination date. In the event of termination due to disability, as defined in the agreement, we will pay any accrued but unpaid base salary through the date of termination.

     Upon termination by us after a "change of control" or by the executive for "good reason," as those terms are defined in the employment agreements, the executive will receive the following:

     o a lump-sum payment equal to the executive's base salary through the date of termination and all benefits that have accrued to the executive under the terms of all employee benefits plans in which the executive participates;

     o a lump-sum payment of an amount equal to two years of the executive's base salary;

     o a lump-sum payment of an amount equal to two of the executive's annual incentive bonuses, as described in the agreement;

     o continued participation for two years after the termination date of all health, medical and similar benefit plans in which he or she was participating immediately prior to the date of termination, except for any disability plans;

     o immediate vesting of all unvested stock options and other restricted stock awards that have been granted to the executive;

     o amounts payable under our Supplement Executive Retirement Plan upon a change of control;

     o    outplacement services;

     o in the event any of these payments cause the executive to be subject to an excise tax under the Code, a grossed-up bonus payment of such amount.

     In March 2000, we entered into an employee separation agreement with Mr. Moore that provides for the termination of his employment agreement as of March 1, 2000 and his continued service as Vice President-Telecommunications Consulting of C&D. Under this agreement, we have agreed to pay Mr. Moore his current base salary through October 1, 2000, the termination date, and a severance payment of $50,000. Mr. Moore has agreed not to compete or an engage in a competitive business with C&D during his remaining employment period and for a period of one year after the termination date of his employment.

Pension Plans
-------------

     Pension Plan for Salaried Employees
     -----------------------------------

     The C&D Technologies, Inc. Pension Plan for Salaried Employees (the "Pension Plan") covers certain nonunion salaried employees of C&D who either have participated in its predecessor company's pension plan or have completed one year of service with C&D. The Pension Plan was amended during 1994, 1995 and 1998 to provide participation to salaried employees of certain of our subsidiaries. The Pension Plan was amended in 1997 to eliminate the one year of service eligibility requirement for covered employees. The Pension Plan is a qualified plan under Section 401(a) of the Code of 1986, as amended. The Pension Plan is a noncontributory defined benefit plan that provides for normal retirement benefits beginning at age 65 but permits early retirement benefits in certain cases, subject to a reduction of benefits for employees who retire earlier than age 62.

     Under the Pension Plan, the pension payable at normal or late retirement equals 2.1% of a participant's "average pay" (as defined below) during the highest paid five consecutive years of the participant's last ten years of employment multiplied by the number of years of credited service up to 15 (including service with our predecessor company), plus 1.6% of that average pay for each year in excess of 15 years up to a maximum of 15 additional years, reduced by .5% (the "Offset") of Covered Compensation (35-year average of the Social Security wage base ending the year prior to Social Security Normal Retirement Age) multiplied by the participant's years of credited service up to 30 years. The term "average pay" as used in the Pension Plan was amended January 1, 1994 to include salary, overtime, executive incentive compensation, sales bonuses, 30% of sales commissions and any tax deferred contributions to C&D's savings plan. An unreduced disability benefit is provided after ten years of eligibility service, and a death benefit to a surviving spouse equal to approximately 50% of the value of the participant's pension benefit at the time of death is provided after five years of eligibility service or age 65. The Code places certain maximum limitations on the amount of benefit that may be paid under a qualified pension plan such as the Pension Plan. The current limitation on an employee's annual benefit is the lesser of $135,000 or the employee's average compensation for the three years that he/she was most highly compensated.

     The following table illustrates the total estimated annual pension benefits that would be provided upon retirement under the benefit formula described above to salaried employees for the specified remuneration and years of credited service classifications set forth below. Benefit amounts shown are computed on a straight life basis, prior to the Offset described above.

                                      Years of Credited Service (1)(2)(3)
                                  ------------------------------------------

      Average Pay                 5         10        20        30        40
-----------------------         ------    ------    ------    ------    ------

$170,000 or greater (4).......  17,850    35,700    67,150    94,350    94,350
------------------

(1) We expect that Messrs. Roberts and Markert and Ms. Hansen will have 13, 27, and 13 years of credited service, respectively, at normal retirement. Mr. Weber and Dr. Holden each had 10 years of credited service upon their retirement.

(2) For the plan year ended December 31, 1999, the amount of remuneration, for purposes of calculations under the Pension Plan was $160,000 for each of Messrs. Roberts and Markert and Dr. Holden and $139,530 for Ms. Hansen.

                                          (footnotes continue on following page)
                                       15

(3) The maximum annual benefit of $135,000 will be reduced for pension benefits which begin before, and increased for pension benefits which begin after, the participant's Social Security Normal Retirement Age.

(4) Effective January 1, 2000, the maximum compensation limit is $170,000. The limit from January 1, 1997 through December 31, 1999 was $160,000. The limit was $150,000 from January 1, 1994 through December 31, 1996 and for years prior to January 1, 1994 the limit ranged from $200,000 to $235,840. After reflecting these limits, Mr. Weber's and Dr. Holden's annual retirement benefits are $40,559 and $34,209, respectively, prior to the Offset.

     Supplemental Executive Retirement Plan
     --------------------------------------

     We have adopted a Supplemental Executive Retirement Plan (the "SERP"), covering executives specified from time to time by the Board of Directors (presently including, among others, Messrs. Roberts and Markert and Ms. Hansen as of January 31, 2000). The SERP is a nonqualified, unfunded defined benefit compensation plan whose purpose is to provide upon retirement or other qualifying event additional benefits to participants whose benefits under the Pension Plan have been restricted by federal law. The normal form of benefit under the SERP for an unmarried participant is a monthly annuity ceasing on the participant's death and for a married participant is a joint and 60% survivor annuity, although a married participant may elect to have benefits paid in a monthly annuity, subject to spousal consent. Participants become vested in their benefits under the SERP upon the earlier of the completion of 7 1/2 years of continuous employment with C&D or an affiliate or upon a change in control. Mr. Roberts' maximum annual benefit will be $150,000. The maximum annual benefit for other participants is $100,000, in each case indexed annually by 4% beginning September 30, 1998 (except for Charles Giesige, who became a participant as of March 1, 1999 and whose vesting calculations are based on that date), reduced by
(i) the annual accrued benefit as of the retirement or other qualifying event (based on a monthly single life annuity) payable at normal retirement age (as defined in the Pension Plan); (ii) one-half of the participant's social security benefit (as defined in the SERP) that would be payable as of the retirement or other qualifying event; and (iii) the annual single life annuity payable at age 65 based on the Actuarial Equivalent (as defined in the SERP) of the participant's account under our Savings Plan as of the retirement or other qualifying event solely attributable to matching contributions made by C&D. The actual annual benefits payable are the percentages set forth below of the maximum annual benefit, based on the number of years of employment prior to retirement or other qualifying event:



              Years of Employment
           Prior to Qualifying Event               Percentage Benefit
           -------------------------               ------------------

                 less than 7.5                              0.0
                      7.5                                  50.0
                       8                                   53.3
                       9                                   60.0
                      10                                   66.7
                      11                                   73.3
                      12                                   80.0
                      13                                   86.7
                      14                                   93.3
                   15 or more                             100.0

     Participants who retire from C&D or an affiliate before age 65 and after age 62 will receive the actual annual benefit calculated above reduced by 7% per year for each year prior to age 65.

     For participants who have been continuously employed by C&D or an affiliate for at least five years, if the qualifying event is a change of control, the actual annual benefit is determined by multiplying the maximum annual benefit by a fraction (not to exceed 1), the numerator of which is the number of years the participant would have been employed if he/she were continuously employed by C&D or an affiliate through age 65, and the denominator of which is 15. For participants who have been continuously employed by C&D or an affiliate for less than five years, the actual annual benefit is 50% of the amount referred to in the previous sentence. Benefits paid on account of a change of control are made in a single lump sum. A participant's SERP benefit may be forfeited in certain circumstances, including where the participant is terminated for cause or violates a covenant not to compete.

     We also had adopted a separate SERP covering Mr. Weber, who retired March 31, 1999. Pursuant to Mr. Weber's SERP, as of April 1, 1999, we are making monthly payments of $8,007.84 for the remainder of Mr. Weber's life.

Nonqualified Deferred Compensation Plan
---------------------------------------

     We have adopted a Nonqualified Deferred Compensation Plan by which certain employees and directors may elect to defer receipt of a designated percentage or amount of their compensation.

                          Option Grants in Fiscal 2000
                          ----------------------------

     The following table presents certain information concerning the stock options we granted to our President and Chief Executive Officer and our four other most highly compensated executive officers in the year ended January 31, 2000.

                                                 Individual Grants
                         -------------------------------------------------------------------


                           Number of       % of Total                                 Grant
                           Securities       Options       Exercise                    Date
                           Underlying      Granted to      Price     Expiration      Present
                        Options Granted   Employees in      per         Date          Value
      Name                    (#)         Fiscal Year      Share        (3)            (4)
----------------------- ---------------   ------------    --------   ----------     --------

Wade H. Roberts, Jr.       25,000 (1)         8.2        $36.6875     9/24/09       $402,250
Linda R. Hansen             2,500 (2)         0.8         29.8750     6/29/09         32,900
Linda R. Hansen             7,500 (1)         2.5         36.6875     9/24/09        120,675
Leslie S. Holden            7,200 (1)         2.4         36.6875     9/24/09        115,848
Stephen E. Markert, Jr.    10,000 (1)         3.3         36.6875     9/24/09        160,900
Larry W. Moore              3,000 (1)         1.0         36.6875     9/24/09         48,270
-------------------

(1) The first 33 1/3% of the shares covered by these options will vest on September 24, 2000, the second 33 1/3% of the shares covered by these options will vest on September 24, 2001 and the remaining 33 1/3% of the shares covered by these options will vest on September 24, 2002. All of a participant's options vest in full upon the participant's retirement, disability or death. Dr. Holden's options vested in full upon his retirement on February 1, 2000.

                                          (footnotes continue on following page)

(2) The first 33 1/3% of the shares covered by these options will vest on June 29, 2000, the second 33 1/3% of the shares covered by these options will vest on June 29, 2001 and the remaining 33 1/3% of the shares covered by these options will vest on June 29, 2002. All of the participant's options vest in full upon the participant's retirement, disability or death.

(3) Each option is subject to earlier termination if the officer's employment with C&D terminates. As a result of Dr. Holden's retirement on February 1, 2000, the options granted to Dr. Holden during the last fiscal year will expire on February 1, 2001.

(4)  The options were valued using the Black-Scholes pricing model.

   Option Exercises in Last Fiscal Year and Fiscal 2000 Year-End Option Values
   ---------------------------------------------------------------------------

     The following table presents certain information concerning the amount and value of all unexercised stock options held by our President and Chief Executive Officer and our four most highly compensated executive officers as of January 31, 2000.

                                                                                     Value of Unexercised In-
                                                                                   the-Money Options at 1/31/00
                                                 Number of Securities              ----------------------------
                                                Underlying Unexercised
                                                  Options at 1/31/00             Exercisable          Unexercisable
                        Shares                  ----------------------       -------------------    ------------------
                       Acquired
                          on        Value
                       Exercise    Realized   Exercisable   Unexercisable    Shares       Value     Shares       Value
         Name           (#)(1)       ($)        (#)(1)         (#)(1)        (#)(1)       ($)(2)     (#)(1)     ($)(2)
---------------------- ---------   --------   -----------   -------------   -------     --------    -------    --------

Wade  H.  Roberts, Jr.    --         --          8,333        41,667         8,333      $134,370     41,667    $373,443
Linda R. Hansen           --         --           --          10,000          --            --       10,000      58,906
Leslie S. Holden        10,000   $197,500       13,767        14,333 (3)    13,767       311,758     14,333     156,473
Stephen E. Markert, Jr.   --        --          32,333        19,667        32,333       848,286     19,667     212,777
Larry W. Moore          13,334    162,341        5,334        15,000         5,334       126,016     15,000     224,813

--------------------

     (1) All share data has been adjusted to reflect C&D's two-for-one stock split, effected in the form of a 100% stock dividend on July 24, 1998, where appropriate.

     (2) Represents the number of shares covered by the option multiplied by the excess of (i) the closing price for shares of Common Stock ($40.875 per share) on January 31, 2000 over (ii) the aggregate exercise price of the option.

     (3) Dr. Holden's options vested in full upon his retirement on February 1, 2000 and will expire on February 1, 2001.


Compensation of Directors
-------------------------

     We pay (i) our Chairman of the Board an annual retainer of $60,000 in grants of Common Stock (of which he may elect to receive one-third of such value in cash to permit him to pay a portion of the federal, state and local income taxes he will incur as a result of the receipt of the shares of Common Stock) and our non-employee directors, an annual retainer of $18,000 in grants of Common Stock (of which they may elect to receive one-third of such value in cash to permit them to pay a portion of the federal, state and local income taxes they will incur as a result of the receipt of the shares of Common Stock), (ii) for members of a committee of the Board of Directors other than the chairperson, $1,000 for each in-person meeting and $500 for each telephonic meeting of a committee attended and (iii) for the chairperson of a committee of the Board of Directors, $1,500 for each in-person meeting or $750 for each telephonic meeting of a committee attended; and, in addition, we grant annually to each non-employee director options to purchase 2,000 shares of Common Stock at the closing price of the Common Stock on the date of grant. Under the C&D 1998 Stock Option Plan, as proposed to be amended and restated, the Board of Directors has the authority to make additional yearly grants of shares of Common Stock to each non-employee director having a fair market value on the date of the grant that may not exceed 1.25 times the non-employee director's compensation for the applicable annual period.

Composition of Compensation Committee
-------------------------------------

     During fiscal 2000 the Compensation Committee consisted of Messrs. Harral, Dowd and Feit. The Stock Option Subcommittee of the Compensation Committee consisted of Messrs. Harral and Dowd.


Compensation Committee Report
-----------------------------

     The Committee's Responsibilities.
     ---------------------------------

     The Compensation Committee is responsible for establishing C&D's basic compensation philosophy, reviewing and monitoring the development and operation of compensation programs to ensure fidelity with the core principles of C&D's compensation philosophy as well as their alignment with C&D's strategic objectives and stockholder interests, and reviewing, modifying and approving recommendations concerning management compensation. The Committee is composed entirely of outside directors. The Committee's actions and decisions are reported to the full Board.

     Compensation Philosophy.
     ------------------------

     The members of C&D's executive management team have primary responsibility for the stewardship of C&D on a day-to-day basis in the best interest of the stockholders. The basic purpose of C&D's executive compensation program is to facilitate the recruitment, recognition, motivation and retention of capable individuals who have consistently demonstrated their ability to meet and exceed the expectation of C&D's stockholders.

     The executive compensation program consists of various components, each intended to address specific issues, objectives and time horizons. The elements of the executive compensation program include:

     o BASE SALARIES. The basic compensation paid to executives as a fixed dollar amount each payday, typically subject to change only on an annual basis or concurrent with a significant change in responsibilities.

     o MANAGEMENT INCENTIVE COMPENSATION PLAN. The primary form of variable compensation, which is intended to link overall levels of remuneration with the attainment of annually established individual and corporate objectives.

     o STOCK OPTION AWARD PROGRAM. The component of the program intended to enable executives to create personal wealth on a long-term basis by steadily increasing stockholder value.

     o EXECUTIVE STOCK OWNERSHIP GUIDELINES. The portion of the program designed to help C&D attract and retain only executives who have a strong belief in C&D's long-term growth potential, and who are willing to assume the same downside risks as C&D's stockholders, in order to benefit from the expected growth.

     o SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM (SERP). A nonqualified retirement income program designed to overcome the statutorily based limitations of C&D's qualified defined benefit and defined contribution retirement plans.

     Section 162(m) of the Code precludes tax deductions for compensation paid in excess of $1 million to certain executive officers unless specified conditions are met. Based on current pay levels and the design of existing compensation plans, the Committee believes that any tax deductions that may be lost by reason of Section 162(m) for such compensation would not be material for the foreseeable future. No tax deductions were lost in the 2000 fiscal year due to Section 162(m). C&D's stock option plans conform to Section 162(m) conditions that permit tax deductions.

     Executive Officer Compensation.
     -------------------------------

     The Compensation Committee reviews the performance of our executive officers once a year.

     BASE SALARY. C&D has employment agreements with its principal executive officers that provide for annual reviews of their base salary. During this review the Compensation Committee considers adjustment to the executive officer's base salary, based on individual performance and to assure that the base salary is competitive with that of executives in peer companies with comparable roles and responsibilities.

     ANNUAL INCENTIVE BONUS. Under the Incentive Compensation Plan, each executive officer has an established target bonus amount, which is a percentage of the executive's base salary as in effect on April 1st of each year. The Board of Directors establishes overall corporate financial objectives for each fiscal year, and each executive officer and his/her direct supervisor develops a series of individual objectives for each executive officer, which reflect activities for which the executive officer either has direct personal responsibility or over which he/she can exert significant influence. The annual bonus payment involves a two-step process that occurs after the fiscal year-end performance results have become available: (i) for each level of attainment of the corporate and individual financial goals actually reached, a corresponding achievement factor is established and (ii) an assessment of the executive's performance against his/her individual objectives is made.

     STOCK OPTION AWARD PROGRAM. C&D's stock option program is governed by the terms of formal stock option plans that have been adopted by the Board of Directors and submitted to the stockholders for approval. Authority for administering the program has been delegated to the Stock Option Subcommittee of the Board. Stock option grants are typically considered annually and are awarded at the sole discretion of the Stock Option Subcommittee; however, stock options may be granted at any time in the discretion of the Subcommittee. The number of shares included in the stock option grant are typically linked to two factors:
(i) an executive's position level and (ii) an assessment of the executive's past performance and expected prospective contribution to the success of C&D.

     EXECUTIVE STOCK OWNERSHIP GUIDELINES. Each of our executive officers is expected to own a reasonable number of shares of C&D's Common Stock. In furtherance of this policy, the Board of Directors has established stock ownership guidelines and procedures. The amount of stock an executive officer is expected to own is based on his/her base salary. Executive officers other than the Chief Executive Officer are generally expected to own shares of C&D's Common Stock equal in value to 100% of the executive's base salary. Each executive has approximately four years to attain the expected level of ownership. During each of these four years, the executive will be expected to acquire enough shares to bring his/her total holdings to an amount equal to 25% of the final goal for the year. Stock option awards and shares owned through C&D's pension plan do not constitute shares owned for purpose of the guidelines.

     Chief Executive Officer Compensation.
     -------------------------------------

     The principles guiding compensation for the Chief Executive Officer are substantially the same as those described above for the other executive officers. The Compensation Committee reviews the performance of our Chief Executive Officer at least once a year. For the fiscal year ended January 31, 2000, the Compensation Committee took the actions with respect to Mr. Roberts described below.

     BASE SALARY. Pursuant to the employment agreement between C&D and Mr. Roberts, Mr. Roberts base salary was $275,000 at the beginning of the year and was increased to $350,000 on April 1, 1999, when he was promoted to Chief Executive Officer. Mr. Roberts' base salary was subsequently reviewed and was increased effective April 1, 2000.

     ANNUAL INCENTIVE BONUS. Criteria for earning incentive awards pursuant to the Incentive Compensation Plan for the fiscal year ended January 31, 2000 were established for Mr. Roberts by the Compensation Committee early in the fiscal year, based in part on substantial achievement of earnings per share and cash flow objectives and in part on achievement of specified individual performance objectives. Under Mr. Roberts' employment agreement, his targeted bonus was 40% of base salary during the period prior to his promotion to Chief Executive Officer and 50% of his base salary for the portion of the year after his promotion, with the actual payment of the bonus dependent on the achievement of targeted objectives. Based on Company and individual performance and the report of an independent consultant who examined Company's compensation policies, the Compensation Committee granted a bonus award to Mr. Roberts in the amount of $164,588. This bonus reflects Mr. Roberts' efforts toward achieving targeted earnings per share and corporate cash flow targets and his augmenting of C&D's executive staff.

     STOCK OPTIONS. Based on the report of an independent consultant who examined our compensation policies, the Stock Option Subcommittee of the Compensation Committee granted Mr. Roberts options to purchase 25,000 shares of Common Stock in September 1999 at an exercise price of $36.6875 per share, equal to 100% of the fair market value of a share of Common Stock at the time of the grant.

     EXECUTIVE STOCK OWNERSHIP GUIDELINES. Under C&D's executive stock ownership guidelines, the Chief Executive Officer is expected to own shares of C&D's Common Stock equal in value to 200% of his base salary. Mr. Roberts is expected to reach 25% of this goal, or share ownership having a value equal to 50% of his base salary, by December 31, 2000.

                                      Kevin P. Dowd
                                      Peter R. Dachowski
                                      Glenn M. Feit
                                      William Harral, III
                                      April 1, 2000

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     Messrs. Harral, Dowd and Feit served on the Compensation Committee for the entire fiscal year ended January 31, 2000.

     As of March 31, 2000: Mr. Harral beneficially owned 16,423 shares of Common Stock; Mr. Dowd beneficially owned 6,290 shares of Common Stock; and Mr. Feit, who retired May 23, 2000, beneficially owned 7,017 shares of Common Stock. Mr. Feit is a member of the law firm of Proskauer Rose LLP, which provided legal services to C&D during the last fiscal year. The above shares have been adjusted to reflect C&D's two-for-one stock split, effected in the form of a 100% stock dividend on July 24, 1998.

Stock Price Performance Graph
-----------------------------

     The following graph compares on a cumulative basis the yearly percentage change, assuming quarterly dividend reinvestment over the last five fiscal years, in the total stockholder return on the Common Stock, with the total return on the New York Stock Exchange Market Value Index (the "NYSE Market Value Index"), a broad entity market index, and the total return on a selected peer group index (the "SIC Code Peer Group Index"). The SIC Code Peer Group is based on the standard industrial classification codes ("SIC Codes") established by the U.S. government. The index chosen was "Miscellaneous Electrical Equipment and Supplies" and is comprised of all publicly traded companies having the same three-digit SIC Code (369) as C&D. The price of each unit has been set at $100 on January 31, 1995 for the purpose of preparation of the graph.

                 Comparison of Five-Year Cumulative Total Return
                 -----------------------------------------------

                 Among C&D Technologies, Inc., NYSE Market Value
                       Index and SIC Code Peer Group Index
                     Performance Results through January 31

        Fiscal Year            C&D              NYSE            Peer Group
        -----------            ---              ----            ----------
           1995               100.0             100.0              100.0
           1996               128.3             135.5              121.6
           1997               167.8             166.0              145.6
           1998               238.5             208.2              205.1
           1999               233.7             249.9              202.8
           2000               401.6             259.4              249.0

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and beneficial owners of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the Common Stock and to provide copies of those filings to us. Based upon a review of those copies and written representations, we believe that for the fiscal year ended January 31, 2000, all of these reports were filed on a timely basis, except that Mr. Roberts failed to timely file one report with respect to one transaction and Mr. Murray and Dr. Holden each failed to timely file one report with respect to two transactions. All of such reports have since been filed.


                 PROPOSAL TO APPROVE THE C&D TECHNOLOGIES, INC.
                  AMENDED AND RESTATED 1998 STOCK OPTION PLAN
                  -------------------------------------------

     At the Annual Meeting, stockholders will be asked to approve the C&D Technologies, Inc. Amended and Restated 1998 Stock Option Plan. The 1998 Plan was adopted by the Board effective June 30, 1998 and was approved by the stockholders on that date. The Board approved certain amendments to the 1998 Plan on February 22, 2000.

     The amendments to the 1998 Plan, among other things, increase the number of shares of C&D's Common Stock available for awards under the 1998 Plan from 600,000 shares to 1,500,000 shares, increase the number of stock options to be granted to each outside director each year from 1,000 shares to 2,000 shares of Common Stock, increase the value of the stock grants made to the Chairman of the Board each year from $30,000 to $60,000, and prohibit outstanding stock options from being repriced, regranted or amended so as to decrease the exercise price of those stock options without stockholder approval.

     As of March 31, 2000, stock options to purchase 57,799 shares of Common Stock that had been granted under the 1998 Plan had been exercised, stock options to purchase 515,627 shares of Common Stock that had been granted under the 1998 Plan remained outstanding, and 7,920 shares of Common Stock had been awarded as stock grants to non-employee directors, leaving only 18,654 shares of Common Stock available for future awards under the 1998 Plan.

     The following is a description of the 1998 Plan, as amended and restated, a copy of which is attached to this proxy statement as Exhibit A.

     PURPOSE. The purpose of the 1998 Plan is to enhance the profitability and value of C&D for the benefit of C&D's stockholders by enabling C&D to offer employees and consultants of C&D and its subsidiaries, as well as non-employee directors of C&D, options to purchase Common Stock and to compensate non-employee directors with shares of Common Stock. The 1998 Plan seeks to raise the level of stock ownership by these persons in order to attract, retain and reward them and to strengthen the mutuality of interests between them and the stockholders.

     ADMINISTRATION. The 1998 Plan is administered by the Stock Option Subcommittee of the Compensation Committee of the Board of Directors appointed from time to time by the Board consisting of two or more non-employee directors. All questions of the interpretation and application of the 1998 Plan are determined by the Subcommittee. The current members of the Subcommittee are Kevin P. Dowd, Chair, and William Harral, III.

     PARTICIPATION. All employees and consultants of C&D and its subsidiaries are eligible to receive stock options, but the actual recipients, number of shares and exercise price of stock options to be granted are determined by the Subcommittee. All non-employee directors receive annual grants of both shares of Common Stock and stock options as described below.

     SHARES OF STOCK AVAILABLE FOR GRANT. The number of stock options that may be granted to any person under the 1998 Plan is subject to two limitations: (i) if the amendments to the 1998 Plan are approved by the stockholders, the total number of shares of Common Stock with respect to which stock options may be granted may not exceed 1,500,000 shares, and (ii) the maximum number of shares for which stock options may be granted during any calendar year of C&D to any employee is 200,000 shares (both limitations being subject to adjustment by the Subcommittee in the event of stock dividend, stock split or any other change in capital structure or business of C&D). If any stock option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock for which the stock option has not been exercised will again be available for awards made under the 1998 Plan.

     STOCK OPTIONS. The 1998 Plan provides for the grant of both incentive stock options and nonqualified stock options. The Subcommittee has the authority to grant to any employee of C&D or a majority-owned subsidiary one or more incentive stock options, nonqualified stock options or both types of stock options. The Subcommittee also has the full authority to grant to any employee of another subsidiary of C&D or a consultant one or more nonqualified stock options.

     The exercise price per share of Common Stock subject to a stock option granted under the 1998 Plan will be determined by the Subcommittee at the time of grant, but may not be less than 100% of the fair market value of a share of Common Stock at the time of grant, except that, if an incentive stock option is granted to a ten percent stockholder of C&D or its subsidiaries, the exercise price per share may be no less than 110% of the fair market value of the Common Stock. The term of each stock option will be fixed by the Subcommittee, but no stock option will be exercisable more than ten years after the date the stock option is granted, except that the term of an incentive stock option granted to a ten percent stockholder may not exceed five years. As amended, the 1998 Plan would prohibit an outstanding stock option from being repriced, regranted or amended so as to decrease the exercise price of the stock option without the approval of the stockholders.

     Under the 1998 Plan, as amended, on the date of our 2000 Annual Meeting of the Stockholders and on the date of the annual meeting of stockholders held each year thereafter while shares of Common Stock remain available for the grant of stock options under the 1998 Plan, each non-employee director will be automatically granted nonqualified stock options to purchase 2,000 shares of Common Stock. A non-employee director who is first elected or appointed to the Board after the annual meeting of stockholders in any year will upon such election or appointment, automatically be granted a pro rata portion of the nonqualified stock options referred to in the preceding sentence, based upon the portion of the period between annual meetings of stockholders that such non-employee director is expected to serve in such capacity. The exercise price per share of Common Stock subject to such nonqualified stock options will be equal to 100% of the fair market value of Common Stock at the time of the grant, and such stock options will be exercisable in full immediately upon grant. Except as otherwise provided in the 1998 Plan, if not previously exercised, each nonqualified stock option will expire on the tenth anniversary of the date of its grant.

     GRANT OF SHARES OF COMMON STOCK TO NON-EMPLOYEE DIRECTORS. If the amendments to the 1998 Plan are approved by the stockholders, on the date of C&D's 2000 Annual Meeting of Stockholders and on the date of the annual meeting of stockholders of C&D held in each year thereafter in which shares of Common Stock remain available for grant under the 1998 Plan, each non-employee director will be automatically granted shares of Common Stock having a fair market value of $18,000 as compensation for his/her services; except that the Chairman of the Board will be granted shares of Common Stock having a fair market value of $60,000 as compensation for the substantial time and effort required of the Chairman of the Board in performing his duties. Each non-employee director may elect to receive two-thirds of such value in shares of Common Stock and one-third of such value in cash to permit the non-employee director to pay a portion the federal, state and local income taxes he/she will incur as a result of the receipt of the shares of Common Stock. Any non-employee director who is first elected or appointed to the Board after the grant of shares of Common Stock under the 1998 Plan in any year will, upon such election or appointment, be automatically granted a pro rata portion of the shares of Common Stock (and cash, if requested) referred to in the preceding sentence, based upon the portion of the period between annual meetings of stockholders the non-employee director is expected to serve in such capacity. The 1998 Plan provides that the Board of Directors shall review the compensation of C&D's non-employee directors annually and, as a result of that review, may grant additional shares of Common Stock to the non-employee directors, which may not exceed 1.25 times their compensation for the respective annual period.

     AWARDS MADE UNDER THE 1998 PLAN. The following table sets forth the total number of shares of Common Stock for which stock options and Common Stock grants have been awarded to the persons and groups listed below under the Plan as of March 31, 2000:

Name                                      Stock Options     Common Stock Grants
-----                                     -------------     -------------------
Wade H. Roberts Jr.....................       55,000                ---
  President and Chief Executive
  Officer
Alfred Weber...........................       30,000                ---
  Former Chairman of the Board and
  Former Chief Executive Officer
Linda R. Hansen........................       10,000                ---
  Vice President, General Counsel and
  Secretary
Leslie S. Holden.......................        6,500                ---
  Former Vice President - Battery
  Technology
Stephen E. Markert, Jr.................       20,000                ---
  Vice President - Finance and Chief
  Financial Officer
Larry W. Moore.........................       12,000                ---
  Former Vice President, Strategic
  Business Alliances
William Harral, III....................        4,000               2,423
  Chairman of the Board
Adrian A. Basora.......................        1,168                 269
  Director
Peter R. Dachowski.....................          708                 143
  Director
Kevin P. Dowd..........................        4,000               1,017
  Director
Pamela S. Lewis........................        4,000               1,017
  Director
George MacKenzie.......................        2,000                 603
  Director
John A.H. Shober.......................        4,000               1,017
  Director

Name                                      Stock Options      Common Stock Grants
-----                                     -------------      -------------------
All current non-employee directors
  as a group (8 persons)...............       23,876                 ---
All current executive
 officers as a group (12 persons)......      169,200                 ---
All employees other than
 executive officers as a group.........      366,950                 ---
 (115 persons)

     Glenn M. Feit, who was a director of C&D until his retirement on May 23, 2000, was awarded stock options to purchase 4,000 shares of Common Stock and 3,017 shares of Common Stock grants.

     Stock options to purchase a total of 57,799 shares of Common Stock had been exercised under the 1998 Plan, as of March 31, 2000, at exercise prices ranging from $23.3125 to $45.625 per share. The market value of C&D's Common Stock as of March 31, 2000 was $59.00 per share, based on the closing sales price on that date for the Common Stock on the New York Stock Exchange.

     FEDERAL TAX CONSEQUENCES. The rules concerning the federal income tax consequences with respect to stock options are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following discussion is designed to provide a general understanding of the federal income tax consequences discussions at the current time. It does not discuss any state or local income tax or estate tax consequences that may be applicable.

     INCENTIVE STOCK OPTIONS. Stock options granted under the 1998 Plan may be "incentive stock options" as defined in the Code, provided that such stock options satisfy the applicable requirements under the Code. In general, neither the grant not the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to C&D. The sale of Common Stock received pursuant to the exercise of a stock option that satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to C&D. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of a stock option either (i) within two years after the stock option is granted or (ii) within one year after the date of exercise. If the Common Stock is held or more than twelve months after the date of the exercise, the optionee will be taxed at a lower rate applicable to capital gains for such optionee.

     If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee's holding period for the stock disposed of. C&D generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

     The 1998 Plan provides that an optionee may pay for Common Stock received upon the exercise of a stock option (including an incentive stock option) with other shares of Common Stock held for at least six months. In general an optionee's transfer of stock acquired pursuant to the exercise of an incentive stock option to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

     NONQUALIFIED STOCK OPTIONS. An optionee will recognize no taxable income at the time he/she is granted a nonqualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a nonqualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be recognized when a nonqualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise prices. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     The tax basis of the Common Stock acquired upon the exercise of any nonqualified stock option will be equal to the sum of (i) the exercise price of such nonqualified stock option and (ii) the amount included in income with respect to such nonqualified stock option. Any gain or loss on a subsequent sale of the Common Stock will be either a long-term or short-term capital gain or loss, depending on the optionee's holding period for the Common Stock disposed of. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), C&D generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have recognized ordinary income in connection with the exercise of the nonqualified stock option.

     STOCK GRANTS. A non-employee director will recognize ordinary taxable income upon the grant of shares of Common Stock equal to the fair market value of the shares received. C&D will generally be entitled to a federal income tax deduction in the amount of such ordinary income.

     CERTAIN OTHER TAX ISSUES. In general, Section 162(m) denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other most highly compensated executive officers subject to certain exceptions. Stock options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The 1998 Plan is intended to satisfy these requirements with respect to stock options. The 1998 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1998 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

     TERMINATION OR AMENDMENT OF 1998 PLAN. The Subcommittee may at any time, and from time to time, amend, prospectively or retroactively, any or all of the provisions of the 1998 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, that, unless otherwise required by law or specifically provided in the 1998 Plan, the rights of an optionee granted prior to any amendment, suspension or termination may not be impaired without the consent of the optionee; and provided further, that without the approval of the stockholders of C&D in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 of the Securities Exchange Act of 1934, Section 162(m) of the Code, Section 422 of the Code (with respect to incentive stock options) or the rules of the New York Stock Exchange, no amendment may be made that would: (i) increase the aggregate number of shares of

Common Stock that may be issued under the 1998 Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under the 1998 Plan; (iii) change the classification of employees and Consultants eligible to receive awards under the 1998 Plan; (iv) decrease the minimum exercise price at which any stock option may be granted; (v) extend the maximum option term under the 1998 Plan; or (vi) reprice, regrant or amend any outstanding stock option so as to effect a decrease in the exercise price.

     EXTRAORDINARY TRANSACTION. In the event of an Extraordinary Transaction (as defined in the 1998 Plan), the Subcommittee may, in its sole discretion, terminate all outstanding stock options, effective as of the date of the Extraordinary Transaction, by delivering notice of termination to each optionee, at least 30 days prior to the date of consummation of the Extraordinary Transaction, that each optionee shall have the right to exercise in full all his/her stock options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Extraordinary Transaction; and provided, further, that, if the Extraordinary Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

     RECOMMENDATION. The Board of Directors recommends a vote FOR the approval of the C&D Technologies, Inc. Amended and Restated 1998 Stock Option Plan.


                 PROPOSAL TO APPROVE THE C&D TECHNOLOGIES, INC.
                     EXECUTIVE STOCK PURCHASE LOAN PROGRAM
                     -------------------------------------

     At the annual meeting, stockholders will be asked to approve the C&D Technologies, Inc. Executive Stock Purchase Loan Program. In order to enhance C&D's ability to attract and retain those executive officers of C&D who are covered by our Executive Stock Ownership Guidelines, in February 2000 the Board of Directors adopted the loan program, a copy of which is attached to this proxy statement as Exhibit B. The loan program is intended to complement the incentives offered by us to our executives under our stock plans, which allow our executives to acquire shares of our Common Stock, and to assist our executives in satisfying the stock ownership guidelines. Under the stock ownership guidelines, the chief executive officer of C&D is expected to own shares equal in value to at least 200% of the executive's base salary and certain corporate officers are expected to own shares equal in value to at least 100% of the officer's base salary. Currently, Mr. Roberts and all of the executive officers listed under "Management" above, except for Mr. Marley, are covered by the stock ownership guidelines.


Summary Description of the Loan Program
---------------------------------------

     The loan program will enable executives covered by the stock ownership guidelines to borrow funds from C&D to purchase shares of our Common Stock. The maximum loan amount that can be made to an executive equals the amount necessary for that person to acquire additional shares of our Common Stock so that the executive will be able to satisfy 110% of the stock ownership guidelines applicable to the executive.

     Each loan under the loan program will be evidenced by a promissory note executed by the executive. The executive and the executive's spouse, if it is deemed desirable for the spouse to be a co-signer of the note, will be personally liable for the repayment in full of all principal and interest on the note. No loan shall be forgiven by C&D, unless a modification to the terms of the note is authorized by our Compensation Committee, comprised of independent directors.

     Each note will provide for the payment of interest at an annual rate equal to the prime rate as of the date the note is issued, which rate may not be less than that necessary to avoid the loan being characterized as carrying "unstated interest" or as a "below-market loan" under the Code. Each note will provide that, commencing the calendar month after the month in which the note was issued, the executive will pay with respect to each pay period in that month and each subsequent pay period all accrued interest under the note plus outstanding principal in accordance with the amortization schedule attached to the note.

     The outstanding principal amount of and accrued interest on each note will become due and fully payable on the first to occur of the following events:

     o The termination of employment of the executive for any reason other than death;

     o    180 days after the date of the executive's death; or

     o    The tenth anniversary date of the note.

     Upon the maturity date of the note, the note will provide that C&D will have the right to offset the outstanding principal and accrued interest under the note against any compensation owing to the executive, including severance payments and benefits, accrued vacation pay and any business expense reimbursements.

     Each note will be secured by shares of our Common Stock acquired with the loan proceeds, the market value of which may not be less than the principal amount of the note on the loan date, and all other assets of the executive held as collateral by us pursuant to any other agreement entered into between us and the executive. In the event that the market value of the shares held as collateral under the note declines to below the outstanding loan balance, the executive will not be required to furnish additional collateral or accelerate payments of principal under the note.

Administration of the Program
-----------------------------

     The Compensation Committee of our Board of Directors will administer the loan program and has the exclusive power to determine which executives are covered by the stock ownership guidelines and thus eligible to receive loans under the program. The President and Chief Executive Officer of C&D, however, is authorized to approve all loans to all executives, other than loans to the President and Chief Executive Officer.

Federal Income Tax Consequences
-------------------------------

     Provided that the loans to executives bear interest at a rate equal to or greater than the applicable federal rate under the Code, the executives will not recognize income upon the occurrence of a loan transaction under the loan program.

Recommendation
--------------

     The Board of Directors recommends a vote FOR the approval of the Executive Stock Purchase Loan Program.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
             ------------------------------------------------------

     Based upon the recommendation of the Audit Committee, the Board of Directors has reappointed PricewaterhouseCoopers LLP as C&D's independent accountants for the fiscal year ending January 31, 2001. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Stockholders, will be available to respond to appropriate questions and, if he/she so desires, may make a statement.

     The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending January 31, 2001.


                                  ANNUAL REPORT
                                  -------------

     We are mailing our Annual Report for the fiscal year ended January 31, 2000 together with this Proxy Statement to stockholders of record of C&D at the close of business on May 9, 2000. We will provide additional copies, without charge, upon the request of stockholders. To obtain copies, you should contact us at C&D Technologies, Inc., 1400 Union Meeting Road, Blue Bell, Pennsylvania 19422,
Attention: Vice President-Finance and Chief Financial Officer.


                                 OTHER BUSINESS
                                 --------------

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote on those matters according to their best judgment in the interests of C&D.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Linda R. Hansen
                                       -------------------

                                       LINDA R. HANSEN
                                       Secretary

     We request that you date and sign the enclosed proxy and return it in the enclosed, self-addressed envelope. No postage is required if you mail it in the United States. Your prompt response will be helpful, and we appreciate your cooperation.

EXHIBIT A

         As Amended through February 22, 2000





                             C&D TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                -----------------


                                                               Page
                                                               ----

ARTICLE I - PURPOSE.........................................    A-2

ARTICLE II - DEFINITIONS....................................    A-2

ARTICLE III - ADMINISTRATION................................    A-4

ARTICLE IV - SHARE AND OTHER LIMITATIONS....................    A-5

ARTICLE V - STOCK OPTIONS...................................    A-7

ARTICLE VI - NON-EMPLOYEE DIRECTOR STOCK OPTIONS............    A-9

ARTICLE VII - GRANT OF SHARES OF COMMON STOCK
TO NON-EMPLOYEE DIRECTORS...................................   A-10

ARTICLE VIII - NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY PROVISIONS...........................   A-11

ARTICLE IX - TERMINATION OR AMENDMENT OF PLAN...............   A-12

ARTICLE X - UNFUNDED PLAN...................................   A-13

ARTICLE XI - GENERAL PROVISIONS.............................   A-13

ARTICLE XII - EFFECTIVE DATE OF PLAN........................   A-14

ARTICLE XIII - TERM OF PLAN.................................   A-15

ARTICLE XIV - NAME OF PLAN..................................   A-15

                             C&D TECHNOLOGIES, INC.
                             1998 Stock Option Plan
                             ----------------------


                                   ARTICLE I.

                                    PURPOSE

         The purpose of the C&D Technologies, Inc. 1998 Stock Option Plan (the "Plan") is to enhance the profitability and value of C&D Technologies, Inc. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the Company to offer Eligible Employees and Consultants of the Company and its Affiliates, as well as Non-Employee Directors of the Company, Stock Options in the Company, and to offer Non-Employee Directors shares of Common Stock. The intent of such offering is to raise the level of stock ownership by Eligible Employees, Consultants and Non-Employee Directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between them and the Company's stockholders.


                                   ARTICLE II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         "Affiliate" shall mean (i) any Subsidiary; or (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean (i) if the Participant is a party to an employment agreement with the Company or an Affiliate, the grounds for termination for cause thereunder and (ii) in all other cases, whatever a court of competent jurisdiction would consider grounds for termination for cause under the circumstances.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder. Any reference to any section of the Code shall also be a reference to any successor provision.

         "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined under Section 162(m) of the Code. To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and the term "Committee" as used in this Plan shall refer to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of awards, grants, interpretations or other actions of the Committee.

         "Common Stock" shall mean the common stock, $.01 par value, of the Company.

         "Company" shall mean C&D TECHNOLOGIES, INC., a Delaware corporation.

         "Consultant" shall mean any natural person who is an adviser or consultant to the Company or its Affiliates.

         "Disability" shall mean total and permanent  disability,  as defined in
Section 22(e)(3) of the Code.

         "Effective Date" shall mean the effective date of this Plan as defined in Article XII.

         "Eligible Employee" shall mean any employee of the Company or its Affiliates. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Subsidiary.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Extraordinary Transaction" shall have the meaning set forth in Section 4.2(d).

         "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee.

         "Incentive Stock Option" shall mean any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate.

         "Nonqualified Stock Option" shall mean any Stock Option that is not an Incentive Stock Option.

         "Participant"   shall  mean  any  Eligible   Employee,   Consultant  or
Non-Employee Director to whom a Stock Option has been granted.

         "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

         "Section   162(m)  of  the  Code"   shall   mean  the   exception   for
performance-based compensation under Section 162(m) of the Code.

         "Stock Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article V or granted to Non-Employee Directors pursuant to Article VI.

         "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation, as defined in Section 424(e) of the Code.

         "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is a consultant of that entity and is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

         "Termination   of   Directorship"   shall  mean,   with  respect  to  a
Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

         "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

         "Transfer" or "Transferred" shall mean alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. THE COMMITTEE. This Plan shall be administered and interpreted by the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority to adopt, alter and repeal such administrative rules governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as the Committee shall, from time to time, deem advisable; to construe and interpret this Plan and any Stock Option granted hereunder (and any agreements relating thereto). The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and
Section 162(m) of the Code. The Committee may adopt rules for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith. The Board, its directors, the Committee, its members and any person to whom authority is delegated pursuant to this
Section 3.1 shall not be liable for any action or determination made in good faith with respect to this Plan.

         3.2. AWARDS. The Committee shall have full authority to grant Stock Options to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee shall have the authority:

         (a) to select Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

         (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee or Consultant, and the terms and conditions of the Stock Option (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine in its sole discretion);

         (c) to modify or extend a Stock Option, subject to Section 9.1 herein; and

         (d) to offer to buy out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

provided, however, that subsequent to its grant, except with respect to adjustments under Section 4.2 of this Plan, no Stock Option shall be repriced, regranted or amended so as to effect a decrease in the exercise price of the Stock Option without approval of the Company's stockholders.

         3.3. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.4. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel. The Company, the Board or the Committee may also engage consultants or agents with regard to this Plan. Expenses incurred in the engagement of any such counsel, consultant or agent shall be paid by the Company.

         3.5. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held.


                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

         4.1.     SHARES.

         (a) The aggregate number of shares of Common Stock which may be issued and with respect to which Stock Options may be granted under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Option shall again be available under this Plan. In addition, in determining the number of shares of Common Stock available under the Plan other than for the granting of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company in connection with the exercise of a Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise shall again be available under this Plan.

         (b) The maximum number of shares of Common Stock with respect to which Stock Options may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 200,000 shares (subject to any increase or decrease pursuant to Section 4.2). To the extent that shares of Common Stock for which Stock Options are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of a Stock Option in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

         4.2.     CHANGES.

         (a) The existence of this Plan and the shares of Common Stock and Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

         (b) In the event of any change in the capital structure or business of the Company by reason of any stock dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, and if the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted. Any such adjustment shall be consistent with such change and be made in a manner that the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change. Any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

         (c) Fractional shares of Common Stock resulting from any adjustment in Stock Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Stock Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

         (d) In the event of (i) a merger or consolidation in which the Company is not the surviving entity or in which the Company is the surviving entity but the holders of the Common Stock outstanding immediately prior to the consummation of the transaction are not the holders of a majority of the Common Stock outstanding immediately subsequent to the transaction, or (ii) in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Extraordinary Transactions"), then in any such event the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Extraordinary Transaction by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Extraordinary Transaction; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Extraordinary Transaction, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Extraordinary Transaction; provided, further, that, if the Extraordinary Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Extraordinary Transaction occurs, to the extent the Committee does not terminate the outstanding Stock Options pursuant to this
Section 4.2(d), then the provisions of Section 4.2(b) shall apply.


                                   ARTICLE V.

                                  STOCK OPTIONS

         5.1. STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code, or (ii) a Non-qualified Stock Option.

         5.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Nonqualified Stock
Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Nonqualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Nonqualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Employee of an Affiliate (other than a Subsidiary), a Non-Employee Director or a Consultant shall be a Nonqualified Stock Option.

         5.3. TERMS OF STOCK OPTIONS. Stock Options shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

         (a) The exercise price per share of Common Stock subject to a Stock Option granted under this Article V shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

         (b) The term of each Stock Option shall be fixed by the Committee but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

         (c) Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part, based on such factors, if any, as the Committee shall determine in its sole discretion. Notwithstanding anything to the contrary under Article VIII, unless the Committee shall specify otherwise, a Stock Option shall become fully (100%) exercisable upon the Termination of Employment or the Termination of Consultancy for reasons of death, disability or retirement. The Committee shall, in its sole discretion, determine whether or not disability or retirement has occurred. Notwithstanding the foregoing, the Committee at any time may in its sole discretion limit the number of Stock Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Stock Options can be exercised beyond the last day of the stated term of such Stock Options.

         (d) Subject to whatever installment exercise and waiting period provisions apply under Section 5.3(c), Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable (which may include payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Stock Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

         (e) To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options. In addition, if an Eligible Employee's employment by the Company, a Subsidiary or a parent corporation (within the meaning of Section 424(e) of the Code) terminates more than three months prior to the date of exercise (or such other period as required by applicable law), such Stock Option shall be treated as a Nonqualified Stock Option. Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

         (f) Subject to the terms and conditions of this Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Committee and the Committee may modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

         (g) Stock Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting reload grants of Stock Options upon exercise of Stock Options such that the same number of Stock Options are granted as the number of shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes with respect to Stock Options exercised ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Stock

Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

         (h) With respect to Stock Options granted to certain Participants designated by the Committee based upon the nature of their duties or exposure to confidential and proprietary information, as a condition to such grant, the Committee may require that the Participant enter into an agreement not to compete with the Company during the terms of the Participant's employment and for a period of time thereafter, and the Committee shall have the authority to suspend, cancel or terminate such Participant's Stock Option or require the Participant to return, or (if not received) to forfeit, to the Company the economic value of the Stock Options granted that the Participant has realized or obtained as a result of the Participant's exercise by reason of a violation of such agreement not to compete, as shall be provided in the respective Stock Option agreements.


                                   ARTICLE VI.

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         6.1. STOCK OPTIONS. The terms of this Article VI shall apply only to Stock Options granted to Non-Employee Directors.

         6.2. GRANTS. On the date of the Annual Meeting of Stockholders of the Company held in 1998, and on the date of the Annual Meeting of Stockholders of the Company in each year thereafter while shares of Common Stock remain available for the grant of Stock Options hereunder, each Non-Employee Director shall be automatically granted Stock Options to purchase 2,000 shares of Common Stock. A Non-Employee Director who is first elected or appointed to the Board after the Annual Meeting of Stockholders in any year shall upon such election or appointment automatically be granted a pro rata portion of the Stock Options referred to in the preceding sentence, based upon the portion of the period between Annual Meetings of Stockholders that such Non-Employee Director is expected to serve in such capacity.

         6.3.  NONQUALIFIED  STOCK  OPTIONS.  Stock  Options  granted under this
Article VI shall be Non-qualified Stock Options.

         6.4. TERMS OF OPTIONS. Stock Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

         (a) The exercise price per share of Common Stock subject to a Stock Option granted pursuant to Section 6.2 shall be equal to 100% of the Fair Market Value of Common Stock at the time of grant.

         (b) Stock Options granted under this Article VI shall be exercisable immediately upon grant.

         (c) A Non-Employee Director electing to exercise one or more Stock Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for as provided in Section 5.3(d). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

         (d) Except as otherwise provided herein, if not previously exercised each Stock Option shall expire upon the tenth anniversary of the date of the grant thereof.

         (e) Stock Options granted to a Non-Employee Director under this Article VI shall be subject to Section 4.2.

         6.5. TERMINATION OF DIRECTORSHIP. The following rules apply with regard
to  Stock  Options   granted  under  this  Article  VI  upon  a  Termination  of
Directorship:

         (a) Except as otherwise provided herein, upon a Termination of Directorship on account of death or Disability, all then outstanding Stock Options shall remain exercisable by the Participant (or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law) at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) Except as otherwise provided herein, upon a Termination of Directorship on account of retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in
(c) below, all then outstanding Stock Options shall remain exercisable at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) Upon removal, failure to stand for reelection or failure to be renominated for any reason that would constitute grounds for removal of a director for cause under Delaware law, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified removal for cause during his or her directorship, all outstanding Stock Options of such Participant shall immediately terminate and shall be null and void.


                                  ARTICLE VII.

                         GRANT OF SHARES OF COMMON STOCK
                            TO NON-EMPLOYEE DIRECTORS

         7.1.     STOCK GRANTS.

         (a) On the date of the Annual Meeting of Stockholders of the Company held in 1998, each Non-Employee Director shall be automatically granted shares of Common Stock having a Fair Market Value on such date of $12,000. Alternatively, at the election of a Non-Employee Director made in writing to the Chief Financial Officer of the Company within 30 days prior to the date of grant, the Non-Employee Director may choose to receive a combination of (i) a number of shares of Common Stock having a Fair Market Value equal to the excess of $12,000 over the amount of cash referred to in clause (ii) of this sentence, and (ii) an amount of cash sufficient for such Non-Employee Director to pay the federal, state and local income taxes he or she may reasonably be expected to owe as a result of the receipt of such shares of Common Stock (as determined by the Committee).

         (b) (i) Subject to clause (ii) below, on the date of the Annual Meeting of Stockholders of the Company held in 2000, and in each year thereafter in which shares of Common Stock remain available for grant hereunder, each Non-Employee Director shall be automatically granted shares of Common

Stock having a Fair Market Value on such date of $18,000; except that a Non-Employee Director serving as Chairman of the Board shall automatically be granted shares of Common Stock having a Fair Market Value on such date of $60,000. The Board of Directors shall also conduct an annual review of the compensation of the Non-Employee Director serving as Chairman of the Board and the other Non-Employee Directors and, as a result of such review, may grant additional shares of Common Stock having a Fair Market Value on the date of grant determined by the Board of Directors but which may not exceed 1.25 times their current compensation for the respective annual period. Any such grant shall be made by the Board of Directors based on the time and effort spent by the Chairman of the Board and the Non-Employee Directors in performing their duties and such other factors as the Board may consider relevant.

                  (ii) Notwithstanding clause (i) above, at the election of a Non-Employee Director made in writing to the Chief Financial Officer of the Company prior to the grant, the Non-Employee Director may choose to receive a combination of (x) a number of shares of Common Stock having a Fair Market Value equal to 2/3 of the Fair Market Value determined pursuant to clause (i), and (y) an amount of cash equal to 1/3 of the Fair Market Value determined pursuant to clause (i).

         (c) Any Non-Employee Director who is first elected or appointed to the Board after the grant of shares of Common Stock hereunder in any year, shall upon such election or appointment be automatically granted a pro rata portion of the shares of Common Stock or cash referred to in the preceding sentence, based upon the portion of the period between Annual Meetings of Stockholders that such Non-Employee Director is expected to serve in such capacity.

         (d) The Committee hereby approves each election to receive cash or stock hereunder.

         7.2. RESTRICTIONS. Shares of Common Stock granted hereunder shall not be subject to any restrictions under this Plan except as provided in Article XI.


                                  ARTICLE VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                        EMPLOYMENT/CONSULTANCY PROVISIONS

         8.1. NON-TRANSFERABILITY OF STOCK OPTIONS. Except as otherwise provided in this Section 8.1, no Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Stock Option shall be void, and no such Stock Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant that a Nonqualified Stock Option granted pursuant to Article V or
Article VI that is otherwise not transferable pursuant to this Article VIII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

         8.2. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Options upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

         (a) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option held by such Participant may be exercised, to the extent exercisable at the

Participant's Termination of Employment or Termination of Consultancy, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his Disability or retirement, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) If a Participant's Termination of Employment or Termination of Consultancy is by the Company without cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (d) If a Participant's Termination of Employment or Termination of Consultancy is (i) for cause, or (ii) a voluntary termination on the part of the Participant, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, unless otherwise permitted by the Committee in its discretion.

                                   ARTICLE IX.

                        TERMINATION OR AMENDMENT OF PLAN

         9.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Stock Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and provided further, that without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) of the Code, (with respect to Incentive Stock Options) Section 422 of the Code or the rules of the New York Stock Exchange, no amendment may be made which would: (a) increase the aggregate number of shares of Common Stock that may be issued under this Plan;
(b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (c) change the classification of employees and Consultants eligible to receive Awards under this Plan; (d) decrease the minimum exercise price of any Stock Option under Section 5.3(a); (e) extend the maximum option term under Section 5.3(b); or (f) reprice, regrant or amend so as to effect a decrease in the exercise price of any Stock Option after its initial grant date under Section 3.2.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                   ARTICLE X.

                                  UNFUNDED PLAN

         10.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   ARTICLE XI.

                               GENERAL PROVISIONS

         11.1. LEGEND. All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY/DIRECTORSHIP. Neither this Plan nor the grant of any Stock Options hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Stock Options or shares of Common Stock hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

         11.4. WITHHOLDING OF TAXES. The Company shall deduct from any payment to be made to a Participant, or shall otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of any Federal, state or local taxes required by law to be withheld; and such withholding is hereby approved by the Committee.

         11.5. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         11.6. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this

Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; provided, however, that noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of a Stock Option under this Plan.

         11.7. OTHER BENEFITS. No Stock Option under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         11.8.   COSTS.  The  Company  shall  bear  all  expenses   included  in
administering this Plan, including expenses of issuing shares of Common Stock pursuant to this Plan or any Stock Options granted hereunder.

         11.9. NO RIGHT TO SAME BENEFITS. The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

         11.10. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant's Stock Option to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of a Stock Option. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

         11.11. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         11.12. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

         This Plan has been adopted by the Board effective as of June 30, 1998 (the "Effective Date") and was approved by the stockholders of the Company on that date. This Plan, as amended and restated, has been adopted by the Board effective as of February 22, 2000, subject to and conditioned upon the approval of the Plan, as amended and restated with respect to the additional 900,000 shares authorized under the Plan and the modifications to Article VII, by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.

                                  ARTICLE XIII.

                                  TERM OF PLAN

         No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Stock Options granted prior to such tenth anniversary may extend beyond that date.


                                  ARTICLE XIV.

                                  NAME OF PLAN

         This Plan shall be known as the C&D Technologies, Inc. 1998 Stock Option Plan.

EXHIBIT B

                             C&D TECHNOLOGIES, INC.
                      EXECUTIVE STOCK PURCHASE LOAN PROGRAM
                      -------------------------------------

1.   Purpose.
     --------

     The purpose of the C&D Technologies, Inc. Executive Loan Program (the "Program") is to benefit C&D Technologies, Inc. (the "Company") by enhancing the Company's ability to attract and retain those executive officers of the Company ("Company Executives") who are covered by the Company's Executive Stock Ownership Guidelines (the "Stock Ownership Guidelines"), as may be amended from time to time. The Program is intended to complement the incentives offered by the Company to Company Executives under stock plans of the Company, which allow them to acquire shares of Common Stock of the Company, and to assist Company Executives in satisfying the Stock Ownership Guidelines.

2.   Participation.
     --------------

     Participation in the Program shall be limited to those Company Executives who are covered by the Stock Ownership Guidelines.

3.   Administration.
     ---------------

     The Compensation Committee of the Board of Directors shall administer the Program and have exclusive power to determine which Company Executives who are covered by the Stock Ownership Guidelines shall become recipients of loans and the amount to be loaned to any Company Executive, subject to the provisions of this Program; provided, however, that the President and Chief Executive Officer of the Company is hereby authorized to approve all loans under the Program to all Company Executives, other than loans to the President and Chief Executive Officer, and the President and Chief Executive Officer shall have the right to deny, in such officer's sole discretion, a loan request from a Company Executive. The Compensation Committee shall have the authority to approve all loans under the Program to the President and Chief Executive Officer or to deny, in its sole discretion, a loan request from the President and Chief Executive Officer.

4.   Maximum Loan Amounts.
     ---------------------

     The maximum loan amount that can be made to an eligible Company Executive under this Program shall be equal to the amount necessary to acquire additional shares of Common Stock of the Company so that the Company Executive will be able, upon such acquisition, to satisfy 110% of the Stock Ownership Guidelines applicable to the Company Executive measured at the time the loan is approved.

5.   Use of Proceeds of Loans.
     -------------------------

     The proceeds of each loan made by the Company under this Program shall be used by the Company Executive exclusively to purchase shares of the Company's Common Stock and thereby assist the Company Executive in complying with the Stock Ownership Guidelines.

6.   Terms of Notes.
     ---------------

     Each loan made under the Program shall be evidenced by a promissory note executed and delivered by the Company Executive and the Company Executive's spouse, if any, to the Company (the "Note"), substantially in the form attached hereto as Exhibit A. The Note evidencing a loan shall comply in all respects with the provisions of this Program and must be executed by the respective Company Executive and the Company Executive's spouse, if deemed desirable or necessary by the Compensation Committee or the Chief Executive Officer, as the case may be, before the loan is funded. Each Note shall be subject to the following terms and conditions:

     (a) The Company Executive (jointly and severally with the Company Executive's spouse, if so included) shall be personally liable for the repayment in full of all principal and interest on the Note. No loan shall be forgiven by the Company, unless a modification to the terms of the Note, including the amounts owed thereunder, is otherwise authorized by the Compensation Committee.

     (b) Each Note shall provide for the payment of interest at an annual rate equal to the prime rate as of the date the Note is issued, as determined by the Compensation Committee or the President and Chief Executive Officer, as the case may be. Notwithstanding the foregoing, the rate shall not be less than that necessary to avoid the loan being characterized as either (i) carrying "unstated interest," within the meaning of Section 483 of the Internal Revenue Code of 1986, as amended (the "Code"), in the case of loans the proceeds of which are used to acquire shares of Common Stock from the Company, or (ii) a "below-market loan" within the meaning of Section 7872 of the Code in all cases.

     (c) The outstanding principal and accrued interest of each Note shall become due and fully payable on the first to occur of the following events:

          (i) Termination of employment of the Company Executive for any reason other than death;

          (ii) 180 days after the death of the Company Executive; or

          (iii)The tenth anniversary of the date the Note is issued (any one of which shall be the "maturity date").

     (d) Each Note shall provide that, commencing the calendar month after the month in which the loan is funded and the Note is issued, the Company Executive shall pay with respect to each pay period in that month and each pay period thereafter, by means of automatic payroll deductions, all accrued interest on the Note plus outstanding principal under the Note in accordance with the amortization schedule to be annexed to the Note. Also, upon the maturity date of the Note, the Note shall provide that the Company shall have the right to offset the outstanding principal and accrued interest under the Note against any compensation owing to the Company Executive, including but not limited to any salary payments, severance payments and benefits, accrued vacation pay and any business expense reimbursements; provided, however, that any outstanding principal and accrued interest remaining after any such offset shall remain immediately due and payable.

7.   Collateral.
     -----------

     Each Note shall be secured by the shares of the Company's Common Stock acquired with the loan proceeds under the Note, the market value of which shall not be less than the principal amount of the Note on the loan date and all other assets of the Company Executive (and the Company Executive's spouse, if so included) held as collateral by the Company pursuant to any other agreement entered into between the Company Executive and the Company. The Company Executive (and the Company Executive's spouse, if so included) shall be required in connection with the issuance of the Note to execute and deliver to the Company a stock pledge agreement (the "Pledge Agreement"), substantially in the form attached hereto as Exhibit B. In the event that the market value of the shares of Common Stock held as collateral under a Note declines to below the outstanding loan balance, the respective Company Executive shall not be required either to furnish additional collateral or accelerate payment of principal under the Note. The

Note and Pledge Agreement shall contain such other terms and conditions as required under applicable regulations of the Board of Governors of the Federal Reserve System.

8.   Miscellaneous.
     --------------

     A Company Executive will be required, as a condition to making a loan, to enter into such agreements as may be required by the Compensation Committee, in the case of the President and Chief Executive Officer, or by the President and Chief Executive Officer, in the case of other Company Executives, including a Note, a pledge agreement and other agreements.

9.   Stockholder Approval.
     ---------------------

     The Company shall submit this Program to the stockholders entitled to vote hereon for approval after the date of adoption by the Board of Directors of the Company, and no loans shall be made to any Company Executive until such approval of stockholders has been obtained.

                                    EXHIBIT A

                                  FORM OF NOTE

Principal Amount $____________                            Date:____________


     The undersigned Company Executive [and the Company Executive's spouse] (the "Payor(s)") promise(s)[, jointly and severally,] to pay to the order of C&D Technologies, Inc. (the "Company"), in lawful money of the United States of America, the principal sum of __________________ ($________) and to pay simple interest on the principal amount of this Note outstanding from time to time at the rate of ___% per annum.

     Commencing ______________, the calendar month after the month in which this Note was originally issued by the Payor(s) to the Company, the Company Executive shall pay with respect to each pay period in that month and each pay period thereafter, by means of automatic payroll deductions, all accrued interest under this Note plus outstanding principal under this Note in accordance with the amortization schedule attached to this Note as Annex A.

     The principal amount of this Note is payable in full upon the earliest to occur of: (i) termination of employment of the Company Executive for any reason other than death; (ii) 180 days after the death of the Company Executive; or
(iii) , the tenth anniversary date of the date the Note is issued. Unpaid accrued interest on this Note shall be payable in full on the same date as the principal amount becomes payable. Upon such maturity date, the Company shall have the right to offset the outstanding principal and accrued interest under the Note against any compensation owing to the Company Executive, including but not limited to any salary payments, severance payments and benefits, accrued vacation pay and any business expense reimbursements; provided, however, that any outstanding principal and accrued interest remaining after any such offset shall remain immediately due and payable.

     This Note may be prepaid in full at any time or in part from time to time. The Payor(s) hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, and any and all other notices and demands in connection with this Note. Any failure of the holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise such right or any other right at any time and from time to time thereafter.

     This Note is secured by a pledge of _________ shares of the Company's Common Stock pursuant to a Pledge Agreement dated as of the date hereof (the "Pledge Agreement") from the Payor(s) to the Company and all other assets of the Payor(s) held as collateral by the Company pursuant to any other agreement that is, has been or may later be entered into between [either] Payor(s) and the Company. Notwithstanding obligations of the Payor(s) under the Pledge Agreement, the Payor(s) shall be personally liable[, jointly and severally,] for the repayment in full of all principal and interest on this Note.

     If any of the following events (each an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

     (1)  if any principal or interest on this Note shall not be paid when due;

     (2) if the Payor(s) defaults in any payment of principal of or interest on any other obligation for money borrowed beyond any period of grace provided with respect thereto or defaults in any material respect in the performance of any other agreement, term or condition contained in any material agreement under which any such obligation is created (or if any other default under any such material agreement shall occur and be continuing) if the effect of any such default is to cause, or permit the holder or holders of any such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

     (3) if the Payor(s) defaults in any material respect in the performance of any agreement, term or condition set forth in any agreement between the Payor(s) and the Company, including, but not limited to, any other note, the Pledge Agreement and any other pledge agreement, any employment agreement and any confidentiality or non-competition agreement;

     (4) if an order, judgment or decree is entered adjudicating the Payor(s) bankrupt or insolvent; or the Payor(s) shall commence any case, proceeding or other action relating to the Payor(s) in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of his debts, or for any other relief, under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or if the Payor(s) shall apply for a receiver, custodian or trustee of the Payor(s) or for all or a substantial part of the property of the Payor(s); or if the Payor(s) shall make an assignment for the benefit of creditors; or if the Payor(s) shall be unable to, or shall admit in writing the inability to, pay the debts of the Payor(s) as they become due; or if the Payor(s) shall take any action indicating the Payor(s)' consent to, approval of, or acquiescence in, or in furtherance of, any of the foregoing; or

     (5) if any case, proceeding or other action against the Payor(s) shall be commenced in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts, or any other relief, under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or if a receiver, custodian or trustee of the Payor(s) or for all or a substantial part of the properties of the Payor(s) shall be appointed; or if a warrant of attachment, execution or distraint, or similar process, shall be issued against any substantial part of the property of the Payor(s); and if in each such case such condition shall continue for a period of 30 days undismissed, undischarged or unbonded;

then the holder of this Note may, at its option and in addition to any right, power or remedy permitted under this Note and the Pledge Agreement, or by law or equity or otherwise, by notice in writing to the Payor(s), declare this Note to be, and this Note shall thereupon be and become, forthwith due and payable together with interest accrued hereon.

     If this Note is not paid at the earlier of the stated maturity hereof or at the acceleration of maturity as stated herein and is placed in the hands of an attorney for collection, or if this Note is collected through bankruptcy, probate or other court, the holder shall be entitled to be paid reasonable attorneys' fees and collection costs.

     This Note shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, (each of) the undersigned, intending to be legally bound, has executed this Note as of the day and year first above written.

                             PAYOR(S):



                             ---------------------------------------
                             [Name of Company Executive]


                             [---------------------------------------]
                             [If included, Name of Company Executive's Spouse]

                                    EXHIBIT B

                                     FORM OF
                                PLEDGE AGREEMENT
                                ----------------


     To induce C&D Technologies, Inc. (the "Lender") to lend $__________ to ___________________, the Company Executive[, and the Company Executive's spouse] (the "Borrower(s)"), and intending to be legally bound hereby, the Borrower(s) has (have) transferred, delivered and pledged to and does (do) hereby transfer, deliver and pledge to the Lender, with stock power duly executed in blank, as collateral security for the payment of the principal and other amounts payable under that certain Promissory Note in the principal amount of $________ dated the date hereof issued by the Borrower(s) to the Lender (the "Note"), (i) ________ shares of Common Stock, $.01 par value, of the Lender (the "Pledged Stock"), (ii) all cash, securities, cash and non-cash dividends, including liquidating dividends and dividends paid in stock and stock splits, stock rights, rights to subscribe, capital distributions and the like, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and
(iii) all other assets of the Borrower(s) pledged, assigned, mortgaged or transferred to the Lender pursuant to all other agreements, notes, instruments, guarantees, amendments, certificates, financing statements and other documents that are, or have been or may later be entered into between [either] Borrower, the Lender and/or any guarantor, (collectively, the "Collateral"); and in the event that the Borrower(s) receive(s) any such property, the Borrower(s) shall immediately deliver it to the Lender to be held pursuant to this Agreement.

     The Collateral shall constitute collateral security for the obligations of the Borrower(s) to do each and all of the following (the "Obligations"): (i) to pay principal, interest and any other amounts due or to become due to the Lender under the Note and all of the other agreements, notes, instruments, guarantees, amendments, certificates, financing statements and other documents that are, have been or may later be entered into between any one or more of the Borrower(s), Lender and/or any guarantor; and (ii) to satisfy all of the other direct or indirect liabilities of the Borrower(s) to the Lender, whether under the Note or otherwise, whether now existing or hereafter incurred.

     Upon the occurrence of an event of default under the Note or an event that with lapse of time or notice or both would become an event of default, the Lender may, at its option and without notice to the Borrower(s), transfer or register the Pledged Stock or any shares thereof into the name of the Lender or its nominee with or without indication of pledge and give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner of the Pledged Stock or to act in the name of the Borrower(s) and to enter into transactions regarding the Pledged Stock on Borrower(s) behalf to pay the Obligations.

     Upon the occurrence of an event of default under the Note or an event which with lapse of time or notice or both would become an event of default, the Lender shall have the right thereupon or at any time or times thereafter to sell, acting on behalf of the Borrower(s) or directly, the Pledged Stock and/or the Collateral and/or any part thereof and/or any substitute therefor and/or any additions thereto at any public or private sale upon 20 days' prior written notice, which shall conclusively be deemed to be a reasonable notice thereof, without any other notice, advertisement or demand of any kind, and may apply the net proceeds after deducting all costs and expenses for collection, sale and delivery to the payment of the Note and the Obligations, returning the residue, if any, to the Borrower(s) on demand. The Lender may purchase any of the Pledged Stock and/or other Collateral at any such public sale and may use the Note or any part thereof as a credit upon the purchase price at any such sale. The certificate(s) representing the Pledged Stock shall bear the following legend:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER (THE "BORROWER") PURSUANT TO THE EXECUTIVE LOAN PROGRAM (THE "LOAN PROGRAM") OF C&D TECHNOLOGIES, INC. (THE "COMPANY"). PURSUANT TO THE PLEDGE AGREEMENT ENTERED INTO BETWEEN THE BORROWER AND THE COMPANY, THESE SHARES ARE HELD AS COLLATERAL BY THE COMPANY, AND THE COMPANY HAS THE RIGHT, AS PROVIDED IN THE PLEDGE AGREEMENT, TO DIRECT THAT THE SHARES BE SOLD ON BEHALF OF THE BORROWER, WITH THE PROCEEDS OF SUCH SALE TO BE APPLIED TO THE REPAYMENT OF THE OUTSTANDING LOAN(S) OF THE BORROWER UNDER THE LOAN PROGRAM.

     Notwithstanding anything to the contrary set forth above, upon the occurrence of an event of default under the Note or an event which with lapse of time or notice or both would become an event of default, the Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in Pennsylvania.

     The Borrower(s) hereby agree(s) to execute and deliver to the Lender or such other person as Lender shall direct such other documents and to do such other acts and things as the Lender may request for the purpose of carrying out the intent of this Agreement.

     Without the prior written consent of the Lender, the Borrower(s) agree(s) that the Borrower(s) will not sell, assign, transfer, exchange or otherwise dispose of or grant any option with respect to any of the Pledged Stock or other Collateral nor will the Borrower(s) create any lien with respect to the Pledged Stock or other Collateral other than the lien created by this Pledge Agreement. Until a default shall have occurred under the Note, the Borrower(s) shall be entitled to exercise all voting powers incident to the Pledged Stock and the Collateral. Thereafter, the undersigned's right to exercise such voting rights shall immediately cease and terminate, and such voting rights shall thereupon rest solely and exclusively in the Lender.

     The Pledged Stock and all Collateral shall be released by the Lender upon the payment in full of the Note and the Obligations.

     This Agreement shall be binding upon the Borrower(s) and the heirs, executors, administrators, personal representatives, successors and assigns of the Borrower(s), and shall inure to the benefit of the Lender and its successors and assigns. This Agreement shall be governed by the internal laws and not the law of conflicts of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Agreement as of _______________________.

Witness:

_____________________________            ______________________________(SEAL)
         [Name of Borrower]


_____________________________            ______________________________(SEAL)]
                                         [Name of Borrower' Spouse, if included]

                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------


For Value Received, ________________________________________________________


hereby sell, assign and transfer unto_______________________________________


                                        PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                IDENTIFYING NUMBER OF ASSIGNEE

                                        -----------------------------------
                                        |                                 |
                                        |                                 |
                                        -----------------------------------



___________________________________________(______________) Shares of the Common
Stock of C&D Technologies, Inc. standing in __________________ name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint_________________________________________________________________________

attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


         Dated:_________________________________

In presence of:_________________________________

                                      PROXY
                             C&D TECHNOLOGIES, INC.
             1400 UNION MEETING ROAD, BLUE BELL, PENNSYLVANIA 19422
 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD AT THE UNION LEAGUE OF PHILADELPHIA
                            ON TUESDAY, JUNE 27, 2000

     The undersigned hereby appoints Wade H. Roberts, Jr., Stephen E. Markert, Jr. and Kevin P. Dowd, or any of them, with the power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of C&D Technologies, Inc. held of record by the undersigned at the close of business on May 9, 2000, at the Annual Meeting of Stockholders to be held on Tuesday, June 27, 2000, and at any adjournments of that meeting.

                   (Continued and to be signed on other side)

                         Please mark your votes as indicated in this example [X]

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

1.  Election of  Directors:
    [ ] FOR all nominees listed to       [ ] WITHHOLD AUTHORITY for all nominees
        the right (except as marked          listed to the right
         to the contrary)

    William Harral, III     Wade H. Roberts, Jr.    Adrian A. Basora
      Peter R.Dachowski      Kevin P. Dowd           Pamela S. Lewis
        George MacKenzie       John A. H. Shober

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY NOMINEE, WRITE THE NAME OF THE NOMINEE(S) IN THE SPACE PROVIDED:

--------------------------------------------------------------------------------

2.   Approval of the Amended and Restated 1998 Stock Option Plan:
              [ ] FOR         [ ] AGAINST         [ ]  ABSTAIN

3.   Approval of the Executive Stock Purchase Loan Program:
              [ ] FOR         [ ] AGAINST         [ ]  ABSTAIN

4.   Ratification   of  the   appointment  of   PricewaterhouseCoopers   LLP  as
     independent accountants for the fiscal year ending January 31, 2001:
              [ ] FOR         [ ] AGAINST         [ ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting and any adjournments of the meeting.

                    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW.

                    Dated: _____________________________________________, 2000


                    ---------------------------------------------------------
                                         Signature

                    ---------------------------------------------------------
                                Representative Capacity (if any)

                    Please sign exactly as your name appears on this proxy. If you are signing in a representative capacity (for example, as attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If you hold the stock in custody for a minor (for example, under the Uniform Transfers to Minors Act), you should sign as custodian, not the minor. If you hold the stock in joint ownership with another person or persons, one owner may sign on behalf of all the owners.

                    PLEASE COMPLETE,  DATE, SIGN AND RETURN THIS PROXY PROMPTLY,
                                    USING THE ENCLOSED ENVELOPE.
                    NO POSTAGE  IS  REQUIRED  IF MAILED IN THE UNITED  STATES OF
                                              AMERICA.